UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-00066

American Balanced Fund

(Exact Name of Registrant as Specified in Charter)

One Market, Steuart Tower

Suite 2000

San Francisco, California 94105

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (415) 421-9360

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013

Patrick F. Quan

American Balanced Fund

One Market, Steuart Tower

Suite 2000

San Francisco, California 94105

(Name and Address of Agent for Service)

Copies to:

Michael Glazer

Bingham McCutchen LLP

355 South Grand Avenue, Suite 4400

Los Angeles, California 90071

(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

Invest in a balanced
fund for growth potential
with lower volatility.

Special feature page 6

American Balanced Fund® Annual report for the year ended December 31, 2013

American Balanced Fund seeks conservation of capital, current income, and long-term growth of both capital and income.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For more than 80 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

See page 4 for Class A share results with relevant sales charges deducted. For other share class results, visit americanfunds.com and americanfundsretirement.com.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

The fund’s 30-day yield for Class A shares as of January 31, 2014, calculated in accordance with the U.S. Securities and Exchange Commission (SEC) formula, was 1.53%. The fund’s 12-month distribution rate for Class A shares as of that date was 1.50%. Both reflect the 5.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Special feature

6	Building blocks of success:
Research and collaboration help balance growth and stability.

Contents
1	Letter to investors
4	The value of a long-term perspective
12	Summary investment portfolio
16	Financial statements
34	Board of trustees and other officers

Fellow investors:

The U.S. stock market posted strong gains for the fiscal year ended December 31, 2013, reaching new all-time highs as investors were encouraged by the domestic economy’s gradual improvement and a continuation of high corporate profits overall. However, some concerns remained at year-end about the pace of economic growth, the relatively high unemployment rate and the direction of fiscal and monetary policy. Equities, as measured by the unmanaged Standard & Poor’s 500 Composite Index, gained 32.4% during the year. U.S. investment-grade fixed-income securities, as measured by the unmanaged Barclays U.S. Aggregate Index, fell 2.0% amid concerns about the impending reduction of monetary stimulus by the Federal Reserve.

In a period that favored equities over fixed income, American Balanced Fund gained 21.7%, exceeding the 16.4% return of the Lipper Balanced Funds Index, a measure of the fund’s peer group. The percentage of the fund invested in equities was relatively high compared with its historical average allocation of 65% in stocks and 35% in bonds and cash. As of December 31, 2013, the portfolio held 74% in stocks and 26% in bonds and cash — reflecting the portfolio managers’ decision to invest more heavily than usual in equity markets.

American Balanced Fund also has outpaced its peers over longer time periods. For the five years ended December 31, the fund posted an average annual total return of 14.6%, exceeding the 12.6% return of the Lipper Balanced Funds Index. For the 10-year period, the fund’s average annual total return of 7.0% outpaced the 6.2% of the Lipper index. Over the 38 years that Capital Research and Management Company has been its investment adviser, the fund realized an average annual total return of 11.0%, compared with 10.1% for the Lipper index.

Market review

A late-year rally in the stock market helped fuel the largest annual gains since the 1990s as the U.S. economy continued to grow, with third-quarter GDP revised sharply upward to 4.1%. The housing market solidified its recovery as prices continued to rise amid low inventories, despite the headwind of rising mortgage rates. Housing starts hit their highest level in nearly six years in November, signaling continued growth for the sector. Furthermore, the national unemployment rate fell to 7%, down from 7.8% a year previous.

The U.S. bond market declined for the first time since 1999 as improving economic data and waning support for central bank stimulus pushed interest rates higher. The yield on the benchmark 10-year Treasury note rose more than 100 basis points to just above 3% — its highest level since July 2011. Much of that increase occurred from May to September when the Fed repeatedly signaled its intention to reduce its asset-purchase program. U.S. investment-grade corporate bonds (rated BBB/Baa and above) fell 1.5% amid the ongoing interest-rate risk.

American Balanced Fund	1

Portfolio highlights

Not only did the fund benefit from the portfolio managers’ decision to increase its exposure to equities, but their selection of equities within that part of the portfolio further bolstered returns. Investments in the industrials and consumer discretionary sectors made the strongest contributions to the fund’s results during the year. Shares of aerospace company Boeing (the fifth-largest holding) continued to recover from battery problems with its new Dreamliner planes and uncertainty about government spending cuts. Boeing is benefiting significantly from increased demand among airlines for more fuel-efficient planes and the ongoing increase in air traffic. Meanwhile, the fund’s largest equity holding, online retailer Amazon, reported continued growth in the number of retail users as well as in its cloud-computing services business, which is becoming an increasingly valuable part of the company. For more on how the investment analysts who cover these and other companies conduct their research and collaborate with the fund’s portfolio managers, please see the special feature starting on page 6.

Among other top 10 holdings in the fund, American Express gained nearly 60% as the financial services company showed an increase in card-member spending across regions and strong expense control. Texas Instruments, whose shares rose more than 40%, continued to benefit from the chip maker’s decision to phase out its digital business and focus more on the analog market, reducing its capital expenditures significantly and expanding operating margins. But shares of Philip Morris International lagged the market as the cigarette company reduced its earnings outlook for the first time since going public in 2008, primarily as a result of weakening demand in Europe and Asia. However, we remain optimistic about both the underlying business prospects at Philip Morris and our investment in the company.

While fixed-income investments lagged equities over the year, high-quality bonds retained an important role within the portfolio, helping to provide income and mitigate volatility. The short duration of the fund’s fixed-income holdings was helpful in an environment of rising yields. Within the holdings of investment-grade securities, the portfolio managers retained a preference for corporate bonds over mortgage bonds; this positioning added value over the year. However, investments in U.S. Treasuries detracted.

Fixed-income investing remains an important part of our balanced approach and the fund’s bond portfolio holds a broad spectrum of high-quality investments. We will continue to follow the prudent, research-driven approach to investing that has characterized American Balanced Fund throughout its extensive history. We would also like to thank all of our new and long-time investors for their support.

Cordially,

Gregory D. Johnson

Vice Chairman of the Board and President

February 10, 2014

For current information about the fund, visit americanfunds.com.

2	American Balanced Fund

History of American Balanced Fund

A historical view of the comparative total returns of stocks, bonds, the 60%/40% S&P/BC Index, the Lipper Balanced Funds Index and AMBAL.

Stocks, bonds and balance (July 26, 1975, to December 31, 2013)

Total returns (through December 31)	U.S. stocks	U.S. bonds	60%/40% S&P/BC Index	Lipper Balanced Funds Index	American Balanced Fund

1975 (from July 26)	3.1%	5.6%	4.2%	3.4%	5.6%
1976	23.9	15.6	20.7	26.0	26.0
1977	-7.2	3.0	-3.1	-0.7	0.7
1978	6.6	1.4	4.7	4.8	6.2
1979	18.6	1.9	11.8	14.7	7.6
1980	32.5	2.7	20.4	19.7	14.4
1981	-4.9	6.2	-0.5	1.9	4.4
1982	21.5	32.6	26.2	30.6	29.4
1983	22.6	8.4	16.8	17.4	16.1
1984	6.3	15.1	10.0	7.5	9.4
1985	31.7	22.1	27.9	29.8	29.1
1986	18.7	15.3	17.6	18.4	16.9
1987	5.3	2.8	5.6	4.1	4.0
1988	16.6	7.9	13.1	11.2	12.9
1989	31.6	14.5	24.7	19.7	21.5
1990	-3.1	9.0	1.8	0.7	-1.6
1991	30.4	16.0	24.7	25.8	24.7
1992	7.6	7.4	7.6	7.5	9.5
1993	10.1	9.7	10.0	12.0	11.3
1994	1.3	-2.9	-0.3	-2.0	0.3
1995	37.5	18.5	29.6	24.9	27.1
1996	22.9	3.6	15.0	13.1	13.2
1997	33.4	9.7	23.6	20.3	21.0
1998	28.6	8.7	21.0	15.1	11.1
1999	21.0	-0.8	12.0	9.0	3.5
2000	-9.1	11.6	-1.0	2.4	15.9
2001	-11.9	8.4	-3.7	-3.2	8.2
2002	-22.1	10.3	-9.8	-10.7	-6.3
2003	28.7	4.1	18.5	19.9	22.8
2004	10.9	4.3	8.3	9.0	8.9
2005	4.9	2.4	4.0	5.2	3.1
2006	15.8	4.3	11.1	11.6	11.8
2007	5.5	7.0	6.2	6.5	6.6
2008	-37.0	5.2	-22.1	-26.2	-25.7
2009	26.5	5.9	18.4	23.4	21.1
2010	15.1	6.5	12.1	11.9	13.0
2011	2.1	7.8	4.7	0.7	3.8
2012	16.0	4.2	11.3	11.9	14.2
2013	32.4	-2.0	17.5	16.4	21.7

Average annual total returns	11.5%	8.0%	10.4%	10.1%	11.0%
Volatility	15.1%	5.5%	9.8%	10.2%	9.8%

Figures assume reinvestment of all distributions.

Sources: Stocks — S&P 500; Bonds — Barclays U.S. Aggregate Index. Barclays U.S. Aggregate Index represents the U.S. investment-grade fixed-rate bond market. For the period July 31, 1975, to December 31, 1975, Barclays Government/Credit Bond Index was used.

The 60%/40% S&P/BC Index blends the S&P 500 with the Barclays U.S. Aggregate Index by weighting their total returns at 60% and 40%, respectively. The portfolio is rebalanced monthly.

The market indexes are unmanaged and, therefore, have no expenses.

The Lipper Balanced Funds Index is an equally weighted index of the 30 largest U.S. balanced funds.

Capital Research and Management Company became the fund’s investment adviser on July 26, 1975.

Volatility is calculated using annualized standard deviation (based on monthly returns), a measure of how returns over time have varied from the mean; a lower number signifies lower volatility.

American Balanced Fund	3

The value of a long-term perspective

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.¹ Thus, the net amount invested was $9,425.² Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 8.5% prior to July 1, 1988.
[3]	The market indexes are unmanaged and, therefore, have no expenses.
[4]	Results of the Lipper Balanced Funds Index do not reflect any sales charges.
[5]	Barclays U.S. Aggregate Index represents the U.S. investment-grade fixed-rate bond market. For the period July 31, 1975, to December 1, 1975, Barclays Government/Credit Bond Index was used.
[6]	For the period July 26, 1975 (when Capital Research and Management Company became the fund’s investment adviser) through December 31, 1975.

Average annual total returns based on a $1,000 investment (for periods ended December 31, 2013)*

	1 year	5 years	10 years
Class A shares	14.76%	13.23%	6.35%

**Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.*

The total annual fund operating expense ratio is 0.61% for Class A shares as of the prospectus dated March 1, 2014 (unaudited).

$1,000,000
400,000
200,000
100,000
40,000
20,000
10,000
8,000

Year ended December 31	1975[4]	1976	1977	1978	1979	1980	1981	1982	1983	1984	1985	1986	1987
TOTAL VALUE (dollars in thousands)													
Dividends reinvested	$0.3	0.6	0.7	0.7	0.8	1.1	1.3	1.5	1.7	1.9	1.9	2.2	2.7
Value at year-end	$9.9	12.5	12.6	13.4	14.4	16.5	17.2	22.3	25.9	28.3	36.5	42.7	44.4
AMBAL total return	(0.5)%	26.0	0.7	6.2	7.6	14.4	4.4	29.4	16.1	9.4	29.1	16.9	4.0

4	American Balanced Fund

How a $10,000 investment has grown

This chart shows how a hypothetical $10,000 investment in American Balanced Fund grew from July 26, 1975 — when Capital Research and Management Company became the fund’s investment adviser — to December 31, 2013. As you can see, the investment grew to $518,426 with all distributions reinvested. The fund’s year-by-year results appear under the chart. You can use this table to estimate how the value of your own holdings has grown.

American Balanced Fund	5

Building blocks of success:

Research and collaboration help
balance growth and stability.

6	American Balanced Fund

Greg Johnson	Rich Wolf

We made a conscious decision to move more of the fund’s assets into equities over the past year or two and it has added a lot of value for our investors.

Greg Johnson, president and portfolio manager

As the U.S. economy continues to improve and the stock market hits new highs, investors have benefited from the strong returns of many mutual funds. American Balanced Fund (AMBAL) is no exception, but there is much more than meets the eye that goes into finding the best opportunities for the fund and generating solid, long-term returns for its investors.

Research is at the core of the fund’s success, and many of the ideas start with the analysts who cover various industries to find the best companies in which to invest. The analysts collaborate closely with each other as well as with the fund’s portfolio managers when making investment decisions. Analysts also can put their ideas to the test in the research portfolio, which made up approximately 17% of AMBAL’s equity assets at fiscal year-end.

Collaboration is also essential — among the investment analysts and portfolio managers as well as the equity and fixed-income managers. They are all in regular communication with each other about the fund’s holdings and how much of the portfolio should be split between stocks and bonds. In the current market environment, the fund is near its high of 75% invested in equities, providing the potential for higher returns with lower volatility through fixed-income investments.

“We made a conscious decision to move more of the fund’s assets into equities over the past year or two and it has added a lot of value for our investors,” says Greg Johnson, vice chairman and president of AMBAL, which historically has had closer to 65% invested in equities. “They are investing in a high-quality balanced fund where we make the asset allocation decision for them. We’ve done a good job of that this past year by reducing the allocation to bonds and increasing the investment in equities, where most of the opportunity has been.”

A closer look at the research portfolio

One of the keys to AMBAL’s success over the years has been the research portfolio, where analysts can invest in their strongest convictions. On average, the 22 or so analysts who contribute to the research portfolio hold about three companies each, so it consists of only their best investment ideas for the fund.

Analyst Rich Wolf, who coordinates the research portfolio when he is not covering the medical technology and real estate industries, says the small number of participants in the group makes for a more concentrated research portfolio compared to other funds. “The philosophical approach behind the research portfolio has been to invest in only the highest-conviction, blue-chip, growth-and-income companies,” says Rich. “We work hard to make sure it stays that way and that there is not too much deviation in how many companies analysts invest in. I monitor the turnover closely — we don’t want it to be too high but we also don’t want the research portfolio to become stale. I’m constantly probing and pushing the analysts to make sure their investments are the right size in the portfolio, which is especially important with AMBAL because it is so concentrated.”

While the decision of what companies analysts invest in is ultimately up to them, Rich follows what they are doing closely and tests their conviction along the way. Depending on how their holdings do and the strength of the analysts’ convictions, he may ask some of them to add to or trim certain positions to ensure the research portfolio remains an accurate representation of their best ideas. In many instances, Rich will have to facilitate transactions by making cash from the sale of one holding available to buy another one. The attitude among the analysts is very cooperative when it comes to doing what is best for the research portfolio, Rich says, leading to a more team-oriented approach within the group.

Two of the largest holdings in the research portfolio — and the fund as a whole — are Boeing and Chevron. Both companies have been sizeable holdings for quite some time, but the analysts who cover them each had to test their own convictions and make somewhat contrarian decisions to add to their positions at a time when many in the market had doubts about the immediate future of Boeing and Chevron.

American Balanced Fund	7

Justin Toner	Frank Hu

The philosophical approach behind the research portfolio has been to invest in only the highest conviction, blue-chip, growth-and-income companies.

Rich Wolf, investment analyst

In the case of Boeing, the aerospace company was having problems with the batteries in its new Dreamliner airplanes and also dealing with the uncertainty of the government sequestration, or automatic spending cuts. As a result, shares of Boeing declined and analyst Justin Toner saw this as a buying opportunity to add to his position in the company. “I felt that there was too much pessimism in the market at the time,” recalls Justin. “Boeing had gone through so much in developing the Dreamliner that I knew the company would identify a solution to the battery problem and implement it. Sure enough, it did and the problem was resolved.”

Justin’s conviction in the company remains as strong as ever, primarily based on the growing demand for more planes as air traffic increases. Airlines have been especially attracted to Boeing’s next generation of planes in no small part because they will be at least 20% more fuel efficient than many operators’ current fleets. The combination of increased air traffic and more fuel-efficient planes has led to quite a backlog of orders for Boeing. “Things are looking great for the company,” states Justin, who estimates that it has a backlog of $345 billion in orders stretching into the next decade. “Boeing is able to take a lower risk approach to developing planes and may be able to increase profits without having to lower prices.”

Meanwhile, analyst Frank Hu saw an opportunity to add to the fund’s long-standing investment in Chevron. At the time, much of the industry was focused on the booming natural gas business, but Frank was also optimistic about oil prices rebounding, which boded well for Chevron. He liked the fact that the company was more focused on producing oil rather than gas because oil prices were likely to increase and gas prices decline. “The returns on Chevron’s underlying business looked much better than some of its peers, which are more focused on gas,” explains Frank. “Because of our long-standing relationship and ongoing discussions with management, we believed that they were also on the right trajectory in terms of capital discipline.”

While Chevron’s valuation was more attractive than many of its peers at the time, Frank also felt the company had a better dividend policy that rewarded shareholders rather than using its cash to make share buybacks and large acquisitions. “Chevron has continued to increase its dividend even as capital expenditures have risen because the company wanted to signal to the market that there will be even more to come once it is done with its current slate of projects,” he says. Most of Chevron’s current focus is on operating the giant Tengiz oil field in Kazakhstan and developing major liquefied natural gas projects in Australia, in addition to deep-water operations in the Gulf of Mexico and off the coast of Nigeria, as well as new oil developments in the Permian Basin of Texas.

Working with the portfolio managers

In addition to researching companies and investing in them in the research portfolio, the analysts work closely with AMBAL’s portfolio managers to help them make the best investment decisions possible for the fund. Most of the time the portfolio managers will invest based on the analysts’ recommendations and consult closely with them on the companies they cover, but there are times when opinions can differ.

Greg, who tends to have a more concentrated portfolio of 12 to 15 stocks, says that while he is not overly focused on what the analysts own and do not own, he still works closely with them when investing. “It’s very much a team approach and I collaborate with the analysts, but I also like to generate some of my own ideas,” he says. “At the end of the day, most of what I own is also owned by the analysts. I very much value the fundamental analysis they are doing.”

Both Frank and Justin say they have a good dialogue with Greg and the other portfolio managers, even if each manager has a unique approach and style. Greg, who owns shares of Boeing and Chevron, has a close relationship with both analysts, whose offices are just

8	American Balanced Fund

We have a very good research team; even if I don’t follow their advice, I always listen to them.

Dina Perry, equity portfolio manager

American Balanced Fund	9

How the fund is managed

American Balanced Fund’s eight portfolio managers have a median of 30 years of investment experience.* The knowledge and wisdom they have accumulated over the years have helped them manage your fund through many different stock market cycles.

Portfolio managers

Eugene P. Stein	James R. Mulally	Dina N. Perry	John H. Smet
43 years	38 years	36 years	32 years

Alan N. Berro	Hilda L. Applbaum	Gregory D. Johnson	Jeffrey T. Lager
28 years	27 years	20 years	19 years

*As of the prospectus dated March 1, 2014 (unaudited).

Investment analysts

The portfolio managers invest broadly across several industries and tap the knowledge of the investment analysts when making an investment decision about a company. The analysts are able to invest in their strongest convictions in the research portfolio, which is coordinated by Rich Wolf.

10	American Balanced Fund

Dina Perry	John Smet

When stocks go down, we want to provide investors with positive returns from the bonds held in the fund.

John Smet, fixed-income portfolio manager

down the hall from his. “The dialogue varies with the portfolio managers depending on who it is and where they are, so you have to find ways to make your case,” says Frank, adding that portfolio managers will often join him on research trips, which can prove a fruitful venue for productive exchanges. “That’s a good time to get to know them in an informal setting where they can ask a lot of questions that they may feel reluctant to ask on a call.”

Portfolio manager Dina Perry says she often follows analysts’ recommendations, but tends to focus on investments in undervalued securities with a low price-to-earnings ratio or contrarian ideas. Examples include media company Time Warner, which the analyst likes but does not hold in the research portfolio, and drug maker Pfizer, which the analyst likes and holds. “We have a very good research team; even if I don’t follow their advice, I always listen to them,” she says. “You might not necessarily buy the same stock, but it is often in the same neighborhood.”

Dina and Greg also bring complementary styles and backgrounds to the portfolio manager team, which strives for just that sort of diversity. As a former economist, Dina says she tends to focus on cyclical companies that are more sensitive to the economy, such as industrials. One of her largest holdings is industrial conglomerate General Electric, which she has added to on the analyst’s recommendation. “The company is misunderstood in a way,” she says. “But I believe there is a lot of room for restructuring at GE and that it has great potential.” While Dina is more of a value investor who focuses on cyclical companies, Greg tends to be more growth-oriented. Because of his analyst background, he also tends to invest in more consumer-related companies like the ones he used to cover, such as Amazon and Home Depot.

The other six managers on AMBAL each bring a different set of backgrounds and styles to the fund, but there is still a strong sense of teamwork among them. “It’s a great combination of letting them do what their convictions tell them with the overlay of a collaborative approach,” says Greg, who in his role as principal investment officer makes sure that dynamic does not change. “I don’t tell the other managers how to do their job — they are free to make their own decisions within their portfolios — but it is a team approach in the sense that we meet to talk about our investments and share ideas.”

The fund’s fixed-income approach

Just as important as the dynamic among the equity portfolio managers is their relationship with the fund’s fixed-income managers. Managers in each group work together to achieve the right balance between stocks and bonds in the portfolio, depending on the changing market environment.

As principal investment officer for AMBAL, Greg consults closely with John Smet and the other fixed-income managers on the fund to determine the best allocation of stocks and bonds. “It’s a very consultative process where we periodically review the relative attractiveness between the asset classes,” Greg explains, noting the current mix has greatly benefited the fund’s results over the past couple of years. John adds that they also take cues from portfolio managers who are able to invest in both equities and fixed income when making asset allocation decisions for the fund.

“The role of fixed income in AMBAL is to generate yield and provide a measure of stability in the fund,” says John. To achieve that objective, the fund focuses on higher quality credits such as U.S. Treasuries and not as much on high-yield bonds or emerging markets debt. “When stocks go down, we want to provide investors with positive returns from the bonds held in the fund,” he explains. “In other words, the fixed-income portfolio should complement the equity portfolio. That’s why we often describe AMBAL as a ‘fund for all seasons’ — it has the potential to do well in any environment.” ¢

American Balanced Fund	11

Summary investment portfolio December 31, 2013

Investment mix by security type	Percent of net assets

Common stocks 73.77%	Shares	Value (000)	Percent of net assets
Financials 14.08%
Wells Fargo & Co.	42,215,000	$1,916,561	2.70%
American Express Co.	16,224,000	1,472,004	2.08
Berkshire Hathaway Inc., Class A1	6,500	1,156,350	1.63
Goldman Sachs Group, Inc.	4,196,700	743,907	1.05
JPMorgan Chase & Co.	11,921,000	697,140	.98
ACE Ltd.	5,650,000	584,945	.83
Citigroup Inc.	9,500,000	495,045	.70
Weyerhaeuser Co.[1]	12,815,242	404,577	.57
Other securities		2,510,051	3.54
		9,980,580	14.08

Consumer discretionary 11.75%
Amazon.com, Inc.[1]	5,668,000	2,260,342	3.19
Home Depot, Inc.	25,580,000	2,106,257	2.97
Comcast Corp., Class A	20,310,000	1,055,409	1.49
Walt Disney Co.	8,000,000	611,200	.86
VF Corp.	7,000,000	436,380	.62
Other securities		1,858,350	2.62
		8,327,938	11.75

Industrials 11.21%
Boeing Co.	14,025,000	1,914,272	2.70
Union Pacific Corp.	5,795,000	973,560	1.37
Lockheed Martin Corp.	6,392,037	950,240	1.34
General Electric Co.	29,600,000	829,688	1.17
Parker-Hannifin Corp.	4,100,000	527,424	.74
Deere & Co.	5,640,000	515,101	.73
Caterpillar Inc.	5,300,000	481,293	.68
Cummins Inc.	3,077,200	433,793	.61
United Technologies Corp.	3,680,000	418,784	.59
Other securities		903,231	1.28
		7,947,386	11.21

Information technology 8.58%
Microsoft Corp.	52,450,000	1,963,203	2.77
Texas Instruments Inc.	25,365,000	1,113,777	1.57
ASML Holding NV (New York registered)	3,812,080	357,192
ASML Holding NV	1,470,405	137,634	.70
Google Inc., Class A1	415,000	465,095	.66
TE Connectivity Ltd.	6,905,000	380,535	.54
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	21,800,000	380,192	.53
Other securities		1,285,557	1.81
		6,083,185	8.58

12	American Balanced Fund

	Shares	Value (000)	Percent of net assets
Health care 7.62%
Merck & Co., Inc.	25,730,000	$1,287,786	1.82%
Bristol-Myers Squibb Co.	17,240,000	916,306	1.29
UnitedHealth Group Inc.	9,295,000	699,913	.99
Pfizer Inc.	22,320,000	683,662	.96
Gilead Sciences, Inc.[1]	7,440,000	559,116	.79
Johnson & Johnson	5,200,000	476,268	.67
Other securities		780,637	1.10
		5,403,688	7.62

Consumer staples 7.03%
Philip Morris International Inc.	13,200,000	1,150,116	1.62
Procter & Gamble Co.	10,130,000	824,683	1.16
PepsiCo, Inc.	9,693,800	804,004	1.14
Nestlé SA	8,880,000	650,035
Nestlé SA (ADR)	1,000,000	73,590	1.02
Costco Wholesale Corp.	5,677,326	675,658	.95
Other securities		801,325	1.14
		4,979,411	7.03

Energy 5.72%
Royal Dutch Shell PLC, Class B (ADR)	9,158,000	687,857	.97
Chevron Corp.	4,817,000	601,692	.85
Enbridge Inc.	10,222,600	446,523	.63
Kinder Morgan, Inc.	11,070,000	398,520	.56
Other securities		1,921,031	2.71
		4,055,623	5.72

Materials 3.09%
Dow Chemical Co.	12,980,000	576,312	.81
E.I. du Pont de Nemours and Co.	6,750,000	438,547	.62
Other securities		1,175,410	1.66
		2,190,269	3.09

Other 1.35%
Other securities		955,264	1.35

Miscellaneous 3.34%
Other common stocks in initial period of acquisition		2,369,792	3.34

Total common stocks (cost: $31,404,220,000)		52,293,136	73.77

Preferred stocks 0.03%
Miscellaneous 0.03%
Other preferred stocks in initial period of acquisition		19,799	.03

Total preferred stocks (cost: $21,000,000)		19,799	.03

Bonds, notes & other debt instruments 23.03%	Principal amount (000)
Corporate bonds & notes 8.54%
Financials 2.75%
Goldman Sachs Group, Inc. 2.90%–5.75% 2016–2023	$160,400	167,508	.24
Wells Fargo & Co. 1.25%–4.60% 2016–2021	93,500	97,523	.14
JPMorgan Chase & Co. 1.625%–3.45% 2016–2023	74,500	73,374	.10
Berkshire Hathaway Inc. 2.00%–2.90% 2016–2020	60,840	61,468	.09
American Express Co. 6.15% 2017	22,800	26,316	.04
Other securities		1,522,325	2.14
		1,948,514	2.75

Consumer staples 1.13%
PepsiCo, Inc. 2.50%–7.90% 2015–2018	47,000	51,802	.07
Philip Morris International Inc. 1.875%–3.60% 2019–2023	42,695	40,398	.06
Procter & Gamble Co. 1.45% 2016	13,460	13,664	.02
Other securities		692,261	.98
		798,125	1.13

American Balanced Fund	13

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)	Percent of net assets
Energy 1.04%
Shell International Finance BV 1.125%–2.00% 2017–2018	$38,715	$38,457	.05%
Other securities		697,166	.99
		735,623	1.04

Industrials 0.78%
General Electric Co. 0.85%–6.00% 2014–2042[2]	216,105	220,214	.31
Union Pacific Corp. 3.646%–5.70% 2018–2024[3]	31,950	33,318	.05
Boeing Company 0.95% 2018	12,000	11,513	.02
Other securities		290,612	.40
		555,657	.78

Consumer discretionary 0.70%
Comcast Corp. 5.30%–6.95% 2014–2037	67,750	77,771	.11
Home Depot, Inc. 4.40%–5.95% 2021–2041	30,000	33,624	.05
Other securities		385,005	.54
		496,400	.70

Health care 0.61%
UnitedHealth Group Inc. 6.00% 2017–2018	57,170	65,909	.09
Other securities		365,630	.52
		431,539	.61

Other corporate bonds & notes 1.53%
Other securities		1,089,666	1.53

Total corporate bonds & notes		6,055,524	8.54

U.S. Treasury bonds & notes 6.96%
U.S. Treasury 5.73%
0.25% 2014	455,714	456,097
0.75% 2014	435,715	437,009	5.73
1.625% 2022	439,250	395,909
0.625%–6.375% 2014–2043	2,683,133	2,776,617
		4,065,632	5.73

U.S. Treasury inflation-protected securities[4] 1.23%
0.125%–2.375% 2015–2043	888,276	869,005	1.23

Total U.S. Treasury bonds & notes		4,934,637	6.96

Mortgage-backed obligations[5] 5.99%
Fannie Mae 0%–11.009% 2018–2047[2]	2,446,015	2,492,203	3.52
Freddie Mac 0%–6.611% 2023–2043[2]	198,833	209,512	.29
Other securities		1,546,830	2.18
		4,248,545	5.99

Federal agency bonds & notes 1.18%
Freddie Mac 0.546%–3.531% 2015–2023[2,5]	500,763	495,458	.70
Fannie Mae 0.50%–6.25% 2016–2029[2,5]	245,080	242,835	.34
Federal Home Loan Bank 0.625%–3.375% 2016–2023	58,360	57,231	.08
Other securities		43,137	.06
		838,661	1.18

Other 0.28%
Other securities		190,654	.28

Miscellaneous 0.08%
Other bonds, notes & other debt instruments in initial period of acquisition		56,712	.08

Total bonds, notes & other debt instruments (cost: $16,200,683,000)		16,324,733	23.03

14	American Balanced Fund

Short-term securities 3.15%	Principal amount (000)	Value (000)	Percent of net assets
Federal Home Loan Bank 0.055%–0.16% due 1/22–9/16/2014	$715,662	$715,441	1.01%
Freddie Mac 0.065%–0.19% due 1/21–9/16/2014	623,900	623,612	.88
Fannie Mae 0.10%–0.13% due 4/23–8/1/2014	155,000	154,942	.22
U.S. Treasury Bills 0.095%–0.133% due 5/15–8/21/2014	127,500	127,450	.18
General Electric Capital Corp. 0.05%–0.17% due 1/2–2/12/2014	112,500	112,494	.16
Jupiter Securitization Co., LLC 0.24% due 1/14/2014[3]	40,000	39,997
Chariot Funding, LLC 0.30% due 2/21/2014[3]	10,300	10,298	.07
Pfizer Inc 0.11% due 3/10/2014[3]	31,000	30,996	.04
Wells Fargo & Co. 0.22% due 6/17/2014	30,000	29,958	.04
Other securities		392,566	.55

Total short-term securities (cost: $2,237,621,000)		2,237,754	3.15
Total investment securities (cost: $49,863,524,000)		70,875,422	99.98
Other assets less liabilities		12,475	.02

Net assets		$70,887,897	100.00%

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio, including securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $14,397,000, which represented .02% of the net assets of the fund.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Coupon rate may change periodically.
[3]	Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $1,570,045,000, which represented 2.21% of the net assets of the fund.
[4]	Index-linked bond whose principal amount moves with a government price index.
[5]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

Key to abbreviation

ADR = American Depositary Receipts

See Notes to Financial Statements

American Balanced Fund	15

Financial statements

Statement of assets and liabilities at December 31, 2013	(dollars in thousands)

Assets:
Investment securities, at value (cost: $49,863,524)		$70,875,422
Cash		69
Receivables for:
Sales of investments	$946,475
Sales of fund’s shares	124,749
Dividends and interest	200,890	1,272,114
		72,147,605
Liabilities:
Payables for:
Purchases of investments	1,007,810
Repurchases of fund’s shares	206,271
Investment advisory services	13,842
Services provided by related parties	26,931
Trustees’ deferred compensation	3,929
Other	925	1,259,708
Net assets at December 31, 2013		$70,887,897

Net assets consist of:
Capital paid in on shares of beneficial interest		$49,886,096
Undistributed net investment income		45,929
Accumulated net realized loss		(56,249)
Net unrealized appreciation		21,012,121
Net assets at December 31, 2013		$70,887,897

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (2,905,367 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class A	$42,735,112	1,750,103	$24.42
Class B	821,201	33,703	24.37
Class C	5,247,215	215,893	24.30
Class F-1	2,470,486	101,221	24.41
Class F-2	767,879	31,458	24.41
Class 529-A	2,598,881	106,569	24.39
Class 529-B	107,512	4,404	24.41
Class 529-C	840,943	34,500	24.38
Class 529-E	134,445	5,515	24.38
Class 529-F-1	101,469	4,163	24.37
Class R-1	150,682	6,205	24.28
Class R-2	1,304,133	53,676	24.30
Class R-3	3,212,299	132,091	24.32
Class R-4	3,993,621	163,777	24.38
Class R-5	2,492,202	101,997	24.43
Class R-6	3,909,817	160,092	24.42

See Notes to Financial Statements

16	American Balanced Fund

Statement of operations for the year ended December 31, 2013	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $14,327)	$1,022,038
Interest	398,305	$1,420,343
Fees and expenses*:
Investment advisory services	149,567
Distribution services	203,713
Transfer agent services	72,308
Administrative services	15,844
Reports to shareholders	2,265
Registration statement and prospectus	973
Trustees’ compensation	1,065
Auditing and legal	146
Custodian	571
Other	3,663	450,115
Net investment income		970,228

Net realized gain and unrealized appreciation on investments and currency:
Net realized gain (loss) on:
Investments	1,873,952
Currency transactions	(872)	1,873,080
Net unrealized appreciation on:
Investments	9,504,390
Currency translations	185	9,504,575
Net realized gain and unrealized appreciation on investments and currency		11,377,655

Net increase in net assets resulting from operations		$12,347,883

*Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

Statements of changes in net assets
(dollars in thousands)

	Year ended December 31
	2013	2012
Operations:
Net investment income	$970,228	$978,422
Net realized gain on investments and currency transactions	1,873,080	2,101,912
Net unrealized appreciation on investments and currency translations	9,504,575	3,852,666
Net increase in net assets resulting from operations	12,347,883	6,933,000

Dividends paid to shareholders from net investment income	(1,016,591)	(977,344)

Net capital share transactions	3,682,825	503,635

Total increase in net assets	15,014,117	6,459,291

Net assets:
Beginning of year	55,873,780	49,414,489
End of year (including undistributed net investment income: $45,929 and $79,783, respectively)	$70,887,897	$55,873,780

See Notes to Financial Statements

American Balanced Fund	17

Notes to financial statements

1. Organization

American Balanced Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks conservation of capital, current income and long-term growth of both capital and income.

The fund has 16 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and six retirement plan share classes (Classes R-1, R-2, R-3, R-4, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are further described:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None

*Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

18	American Balanced Fund

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The

American Balanced Fund	19

investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of December 31, 2013 (dollars in thousands):

	Investment securities
	Level 1*	Level 2	Level 3	Total
Assets:
Common stocks:
Financials	$9,980,580	$—	$—	$9,980,580
Consumer discretionary	8,327,938	—	—	8,327,938
Industrials	7,947,386	—	—	7,947,386
Information technology	6,083,185	—	—	6,083,185
Health care	5,403,688	—	—	5,403,688
Consumer staples	4,979,411	—	—	4,979,411
Energy	4,055,623	—	—	4,055,623
Materials	2,190,269	—	—	2,190,269
Other	955,264	—	—	955,264
Miscellaneous	2,369,792	—	—	2,369,792
Preferred stocks	19,799	—	—	19,799
Bonds, notes & other debt instruments:
Corporate bonds & notes	—	6,055,524	—	6,055,524
U.S. Treasury bonds & notes	—	4,934,637	—	4,934,637
Mortgage-backed obligations	—	4,248,545	—	4,248,545
Federal agency bonds & notes	—	838,661	—	838,661
Other	—	190,654	—	190,654
Miscellaneous	—	56,712	—	56,712
Short-term securities	—	2,237,754	—	2,237,754
Total	$52,312,935	$18,562,487	$—	$70,875,422

*	Securities with a value of $1,107,260,000, which represented 1.56% of the net assets of the fund, transferred from Level 2 to Level 1 since the prior fiscal year-end, primarily due to a lack of significant market movements following the close of local trading.

20	American Balanced Fund

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund.

Investing in growth-oriented stocks — Growth-oriented stocks may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the fund invests.

Investing in bonds — Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Longer maturity debt securities may be subject to greater price fluctuations than shorter maturity debt securities. In addition, falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities.

Bonds and other debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/ or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in mortgage-backed and asset-backed securities — Many types of bonds and other debt securities, including mortgage-backed securities, are subject to prepayment risk as well as the risks associated with investing in debt securities in general. If interest rates fall and the loans underlying these securities are prepaid faster than expected, the fund may have to reinvest the prepaid principal in lower yielding securities, thus reducing the fund’s income. Conversely, if interest rates increase and the loans underlying the securities are prepaid slower than expected, the time in which the securities are paid off could be extended. This may reduce the fund’s cash for potential reinvestment in higher yielding securities.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of adverse political, social, economic or market developments in the countries or regions in which the issuers operate. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the U.S. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

American Balanced Fund	21

5. Certain investment techniques

Mortgage dollar rolls — The fund has entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase the fund’s portfolio turnover rate.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended December 31, 2013, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2010 and by state tax authorities for tax years before 2009.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; deferred expenses; paydowns on fixed-income securities; and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended December 31, 2013, the fund reclassified $12,584,000 from accumulated net realized loss to undistributed net investment income and $75,000 from undistributed net investment income to capital paid in on shares of beneficial interest to align financial reporting with tax reporting. The fund also utilized capital loss carryforward of $1,810,298,000.

As of December 31, 2013, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Undistributed ordinary income	$50,640
Undistributed long-term capital gains	80,439
Gross unrealized appreciation on investment securities	21,384,358
Gross unrealized depreciation on investment securities	(509,949)
Net unrealized appreciation on investment securities	20,874,409
Cost of investment securities	50,001,013

22	American Balanced Fund

Tax-basis distributions paid to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended December 31
Share class	2013	2012
Class A	$652,292	$641,065
Class B	8,009	15,571
Class C	43,012	49,332
Class F-1	33,091	25,793
Class F-2	11,288	7,506
Class 529-A	37,869	36,800
Class 529-B	894	1,576
Class 529-C	6,380	7,193
Class 529-E	1,684	1,725
Class 529-F-1	1,669	1,528
Class R-1	1,279	1,506
Class R-2	12,038	13,722
Class R-3	40,498	41,191
Class R-4	61,020	50,016
Class R-5	45,056	40,820
Class R-6	60,512	42,000
Total	$1,016,591	$977,344

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.420% on the first $500 million of daily net assets and decreasing to 0.210% on such assets in excess of $71 billion. For the year ended December 31, 2013, the investment advisory services fee was $149,567,000, which was equivalent to an annualized rate of 0.236% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of December 31, 2013, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

American Balanced Fund	23

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. The Commonwealth of Virginia is not considered a related party.

For the year ended December 31, 2013, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services	529 plan services
Class A	$92,619	$46,248	$3,853	Not applicable
Class B	9,415	1,173	Not applicable	Not applicable
Class C	47,783	5,639	2,396	Not applicable
Class F-1	4,844	2,267	971	Not applicable
Class F-2	Not applicable	685	290	Not applicable
Class 529-A	5,231	2,120	1,179	$2,307
Class 529-B	1,199	123	60	118
Class 529-C	7,657	732	385	754
Class 529-E	618	78	62	122
Class 529-F-1	—	82	46	89
Class R-1	1,389	143	70	Not applicable
Class R-2	9,244	3,755	622	Not applicable
Class R-3	14,652	4,418	1,472	Not applicable
Class R-4	9,062	3,679	1,815	Not applicable
Class R-5	Not applicable	1,150	1,147	Not applicable
Class R-6	Not applicable	16	1,476	Not applicable
Total class-specific expenses	$203,713	$72,308	$15,844	$3,390

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $1,065,000 in the fund’s statement of operations includes $408,000 in current fees (either paid in cash or deferred)and a net increase of $657,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

24	American Balanced Fund

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of dividends		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2013

Class A	$5,771,710	257,019	$638,399	28,228	$(4,829,974)	(215,037)	$1,580,135	70,210
Class B	28,456	1,275	7,915	353	(512,404)	(23,120)	(476,033)	(21,492)
Class C	1,085,377	48,422	41,910	1,864	(1,071,709)	(47,809)	55,578	2,477
Class F-1	953,519	42,210	32,319	1,425	(359,799)	(15,964)	626,039	27,671
Class F-2	339,973	15,053	9,980	440	(103,614)	(4,571)	246,339	10,922
Class 529-A	353,333	15,775	37,862	1,677	(314,364)	(14,003)	76,831	3,449
Class 529-B	4,298	192	894	40	(54,165)	(2,423)	(48,973)	(2,191)
Class 529-C	125,242	5,596	6,377	283	(122,695)	(5,469)	8,924	410
Class 529-E	18,834	840	1,684	75	(20,477)	(909)	41	6
Class 529-F-1	20,468	910	1,669	74	(18,738)	(840)	3,399	144
Class R-1	45,246	2,057	1,273	57	(41,530)	(1,868)	4,989	246
Class R-2	305,186	13,736	12,032	536	(392,794)	(17,617)	(75,576)	(3,345)
Class R-3	809,579	36,322	40,465	1,798	(780,292)	(34,843)	69,752	3,277
Class R-4	1,267,150	57,206	61,018	2,703	(984,030)	(43,663)	344,138	16,246
Class R-5	551,314	24,580	45,053	1,991	(561,872)	(24,996)	34,495	1,575
Class R-6	1,519,961	67,390	60,512	2,664	(347,726)	(15,363)	1,232,747	54,691
Total net increase (decrease)	$13,199,646	588,583	$999,362	44,208	$(10,516,183)	(468,495)	$3,682,825	164,296

Year ended December 31, 2012

Class A	$4,502,559	229,859	$625,483	31,607	$(5,268,947)	(268,065)	$(140,905)	(6,599)
Class B	39,307	2,022	15,320	779	(849,109)	(43,720)	(794,482)	(40,919)
Class C	578,325	29,628	47,737	2,424	(1,029,078)	(52,881)	(403,016)	(20,829)
Class F-1	617,641	31,605	25,155	1,270	(295,386)	(15,008)	347,410	17,867
Class F-2	158,930	8,048	6,627	334	(60,218)	(3,069)	105,339	5,313
Class 529-A	361,529	18,494	36,792	1,861	(265,372)	(13,499)	132,949	6,856
Class 529-B	7,203	371	1,576	80	(72,927)	(3,741)	(64,148)	(3,290)
Class 529-C	120,563	6,172	7,190	364	(113,974)	(5,819)	13,779	717
Class 529-E	18,181	928	1,725	87	(18,106)	(922)	1,800	93
Class 529-F-1	24,921	1,272	1,528	77	(13,584)	(691)	12,865	658
Class R-1	30,006	1,542	1,501	76	(51,190)	(2,611)	(19,683)	(993)
Class R-2	313,814	16,118	13,712	697	(376,195)	(19,303)	(48,669)	(2,488)
Class R-3	708,104	36,294	41,160	2,087	(744,628)	(38,062)	4,636	319
Class R-4	1,214,962	61,671	50,012	2,526	(687,947)	(34,977)	577,027	29,220
Class R-5	674,969	34,246	40,816	2,058	(408,465)	(20,625)	307,320	15,679
Class R-6	646,120	32,698	42,000	2,119	(216,707)	(10,974)	471,413	23,843
Total net increase (decrease)	$10,017,134	510,968	$958,334	48,446	$(10,471,833)	(533,967)	$503,635	25,447

* Includes exchanges between share classes of the fund.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $30,417,500,000 and $27,578,579,000, respectively, during the year ended December 31, 2013.

American Balanced Fund	25

Financial highlights

		Income from investment operations[1]
	Net asset value, beginning of period	Net investment income[2]	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net income to average net assets[2]
Class A:
Year ended 12/31/2013	$20.40	$.36	$4.04	$4.40	$(.38)	$24.42	21.73%	$42,735	.61%	1.62%
Year ended 12/31/2012	18.21	.38	2.19	2.57	(.38)	20.40	14.19	34,272	.63	1.94
Year ended 12/31/2011	17.93	.36	.32	.68	(.40)	18.21	3.82	30,716	.62	1.97
Year ended 12/31/2010	16.21	.40	1.68	2.08	(.36)	17.93	13.02	31,409	.63	2.42
Year ended 12/31/2009	13.78	.40	2.44	2.84	(.41)	16.21	21.08	29,675	.67	2.80
Class B:
Year ended 12/31/2013	20.35	.19	4.03	4.22	(.20)	24.37	20.81	821	1.36	.86
Year ended 12/31/2012	18.16	.23	2.19	2.42	(.23)	20.35	13.35	1,123	1.38	1.17
Year ended 12/31/2011	17.87	.22	.33	.55	(.26)	18.16	3.08	1,745	1.38	1.21
Year ended 12/31/2010	16.16	.28	1.66	1.94	(.23)	17.87	12.12	2,573	1.38	1.66
Year ended 12/31/2009	13.73	.29	2.44	2.73	(.30)	16.16	20.24	3,305	1.43	2.06
Class C:
Year ended 12/31/2013	20.31	.19	4.00	4.19	(.20)	24.30	20.72	5,247	1.41	.83
Year ended 12/31/2012	18.13	.22	2.18	2.40	(.22)	20.31	13.30	4,334	1.42	1.14
Year ended 12/31/2011	17.85	.21	.32	.53	(.25)	18.13	3.00	4,247	1.42	1.17
Year ended 12/31/2010	16.14	.27	1.67	1.94	(.23)	17.85	12.11	4,576	1.43	1.61
Year ended 12/31/2009	13.72	.29	2.43	2.72	(.30)	16.14	20.16	4,429	1.45	2.02
Class F-1:
Year ended 12/31/2013	20.39	.36	4.03	4.39	(.37)	24.41	21.70	2,471	.66	1.58
Year ended 12/31/2012	18.21	.38	2.18	2.56	(.38)	20.39	14.13	1,500	.64	1.94
Year ended 12/31/2011	17.92	.36	.33	.69	(.40)	18.21	3.87	1,014	.63	1.96
Year ended 12/31/2010	16.21	.40	1.67	2.07	(.36)	17.92	12.95	895	.63	2.41
Year ended 12/31/2009	13.78	.41	2.44	2.85	(.42)	16.21	21.13	885	.64	2.85
Class F-2:
Year ended 12/31/2013	20.39	.41	4.04	4.45	(.43)	24.41	21.99	768	.41	1.83
Year ended 12/31/2012	18.21	.43	2.18	2.61	(.43)	20.39	14.40	419	.40	2.18
Year ended 12/31/2011	17.92	.40	.33	.73	(.44)	18.21	4.12	277	.40	2.19
Year ended 12/31/2010	16.21	.44	1.67	2.11	(.40)	17.92	13.21	228	.40	2.63
Year ended 12/31/2009	13.78	.43	2.45	2.88	(.45)	16.21	21.41	164	.41	2.87
Class 529-A:
Year ended 12/31/2013	20.38	.34	4.03	4.37	(.36)	24.39	21.60	2,599	.70	1.53
Year ended 12/31/2012	18.19	.36	2.19	2.55	(.36)	20.38	14.12	2,101	.71	1.86
Year ended 12/31/2011	17.91	.34	.33	.67	(.39)	18.19	3.75	1,751	.70	1.89
Year ended 12/31/2010	16.19	.39	1.68	2.07	(.35)	17.91	12.97	1,589	.69	2.35
Year ended 12/31/2009	13.77	.39	2.43	2.82	(.40)	16.19	20.97	1,291	.73	2.73
Class 529-B:
Year ended 12/31/2013	20.39	.17	4.02	4.19	(.17)	24.41	20.63	108	1.49	.74
Year ended 12/31/2012	18.19	.21	2.19	2.40	(.20)	20.39	13.24	134	1.50	1.05
Year ended 12/31/2011	17.90	.20	.33	.53	(.24)	18.19	2.95	180	1.49	1.09
Year ended 12/31/2010	16.19	.26	1.66	1.92	(.21)	17.90	11.99	244	1.48	1.56
Year ended 12/31/2009	13.76	.28	2.44	2.72	(.29)	16.19	20.09	284	1.53	1.95
Class 529-C:
Year ended 12/31/2013	20.37	.17	4.03	4.20	(.19)	24.38	20.68	841	1.48	.76
Year ended 12/31/2012	18.19	.21	2.18	2.39	(.21)	20.37	13.19	694	1.49	1.08
Year ended 12/31/2011	17.90	.20	.33	.53	(.24)	18.19	3.00	607	1.48	1.11
Year ended 12/31/2010	16.19	.26	1.67	1.93	(.22)	17.90	12.03	583	1.48	1.57
Year ended 12/31/2009	13.76	.28	2.44	2.72	(.29)	16.19	20.10	507	1.52	1.94
Class 529-E:
Year ended 12/31/2013	20.37	.29	4.02	4.31	(.30)	24.38	21.31	134	.95	1.29
Year ended 12/31/2012	18.18	.31	2.19	2.50	(.31)	20.37	13.84	112	.97	1.60
Year ended 12/31/2011	17.90	.30	.32	.62	(.34)	18.18	3.47	98	.97	1.62
Year ended 12/31/2010	16.19	.35	1.66	2.01	(.30)	17.90	12.59	92	.97	2.07
Year ended 12/31/2009	13.76	.35	2.44	2.79	(.36)	16.19	20.71	80	1.02	2.45

26	American Balanced Fund

		Income from investment operations[1]
	Net asset value, beginning of period	Net investment income[2]	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return	Net assets, end of period (in millions)	Ratio of expenses to average net assets		Ratio of net income to average net assets[2]
Class 529-F-1:
Year ended 12/31/2013	$20.36	$.39	$4.03	$4.42	$(.41)	$24.37	21.88%	$101	.48%		1.76%
Year ended 12/31/2012	18.18	.41	2.18	2.59	(.41)	20.36	14.32	82	.49		2.09
Year ended 12/31/2011	17.90	.38	.33	.71	(.43)	18.18	3.98	61	.48		2.11
Year ended 12/31/2010	16.19	.43	1.67	2.10	(.39)	17.90	13.15	57	.47		2.57
Year ended 12/31/2009	13.76	.42	2.44	2.86	(.43)	16.19	21.31	42	.52		2.93
Class R-1:
Year ended 12/31/2013	20.29	.19	4.01	4.20	(.21)	24.28	20.76	151	1.39		.84
Year ended 12/31/2012	18.12	.23	2.17	2.40	(.23)	20.29	13.28	121	1.40		1.16
Year ended 12/31/2011	17.83	.22	.33	.55	(.26)	18.12	3.09	126	1.40		1.19
Year ended 12/31/2010	16.13	.27	1.66	1.93	(.23)	17.83	12.10	135	1.40		1.65
Year ended 12/31/2009	13.71	.29	2.43	2.72	(.30)	16.13	20.22	120	1.43		2.03
Class R-2:
Year ended 12/31/2013	20.30	.20	4.02	4.22	(.22)	24.30	20.87	1,304	1.34		.90
Year ended 12/31/2012	18.13	.23	2.18	2.41	(.24)	20.30	13.31	1,158	1.37		1.20
Year ended 12/31/2011	17.85	.22	.32	.54	(.26)	18.13	3.05	1,079	1.38		1.21
Year ended 12/31/2010	16.14	.27	1.67	1.94	(.23)	17.85	12.14	1,128	1.40		1.64
Year ended 12/31/2009	13.72	.29	2.43	2.72	(.30)	16.14	20.14	1,054	1.47		1.99
Class R-3:
Year ended 12/31/2013	20.32	.29	4.02	4.31	(.31)	24.32	21.33	3,212	.94		1.30
Year ended 12/31/2012	18.14	.32	2.18	2.50	(.32)	20.32	13.83	2,617	.95		1.62
Year ended 12/31/2011	17.86	.30	.32	.62	(.34)	18.14	3.50	2,331	.95		1.64
Year ended 12/31/2010	16.15	.35	1.67	2.02	(.31)	17.86	12.64	2,408	.94		2.10
Year ended 12/31/2009	13.73	.36	2.43	2.79	(.37)	16.15	20.73	2,326	.97		2.49
Class R-4:
Year ended 12/31/2013	20.37	.36	4.02	4.38	(.37)	24.38	21.68	3,994	.65		1.60
Year ended 12/31/2012	18.19	.38	2.18	2.56	(.38)	20.37	14.14	3,006	.64		1.94
Year ended 12/31/2011	17.91	.35	.33	.68	(.40)	18.19	3.80	2,152	.65		1.94
Year ended 12/31/2010	16.19	.40	1.68	2.08	(.36)	17.91	13.01	2,007	.65		2.39
Year ended 12/31/2009	13.76	.40	2.44	2.84	(.41)	16.19	21.09	1,736	.67		2.75
Class R-5:
Year ended 12/31/2013	20.41	.43	4.03	4.46	(.44)	24.43	22.04	2,492	.34		1.89
Year ended 12/31/2012	18.22	.44	2.19	2.63	(.44)	20.41	14.51	2,050	.35		2.23
Year ended 12/31/2011	17.94	.41	.32	.73	(.45)	18.22	4.11	1,544	.35		2.24
Year ended 12/31/2010	16.22	.45	1.68	2.13	(.41)	17.94	13.32	1,545	.35		2.69
Year ended 12/31/2009	13.79	.45	2.43	2.88	(.45)	16.22	21.44	1,332	.37		3.19
Class R-6:
Year ended 12/31/2013	20.40	.44	4.03	4.47	(.45)	24.42	22.12	3,910	.29		1.95
Year ended 12/31/2012	18.21	.45	2.19	2.64	(.45)	20.40	14.57	2,151	.30		2.28
Year ended 12/31/2011	17.93	.42	.32	.74	(.46)	18.21	4.16	1,486	.30		2.30
Year ended 12/31/2010	16.21	.46	1.67	2.13	(.41)	17.93	13.38	1,063	.30		2.75
Period from 5/1/2009 to 12/31/2009[4,5]	13.64	.30	2.61	2.91	(.34)	16.21	21.52	590	.33	[6]	2.94	[6]

	Year ended December 31
	2013	2012	2011	2010	2009
Portfolio turnover rate for all share classes	55%	54%	47%	37%	46%

[1]	Based on average shares outstanding.
[2]	For the year ended December 31, 2010, this column reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the Class A net investment income per share and ratio of net income to average net assets would have been lower by $.04 and .25 percentage points, respectively. The impact to the other share classes would have been similar.
[3]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[4]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[5]	Class R-6 shares were offered beginning May 1, 2009.
[6]	Annualized.

See Notes to Financial Statements

American Balanced Fund	27

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of American Balanced Fund:

We have audited the accompanying statement of assets and liabilities of American Balanced Fund (the “Fund”), including the summary investment portfolio, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Balanced Fund as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
February 10, 2014

28	American Balanced Fund

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended December 31, 2013:

Qualified dividend income	100%
Corporate dividends received deduction	$862,237,000
U.S. government income that may be exempt from state taxation	$60,183,000

Individual shareholders should refer to their Form 1099 or other tax information, which was mailed in January 2014, to determine the calendar year amounts to be included on their 2013 tax returns. Shareholders should consult their tax advisors.

American Balanced Fund	29

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2013, through December 31, 2013).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

30	American Balanced Fund

	Beginning account value 7/1/2013	Ending account value 12/31/2013	Expenses paid during period*	Annualized expense ratio
Class A — actual return	$1,000.00	$1,115.02	$3.25	.61%
Class A — assumed 5% return	1,000.00	1,022.13	3.11	.61
Class B — actual return	1,000.00	1,110.83	7.18	1.35
Class B — assumed 5% return	1,000.00	1,018.40	6.87	1.35
Class C — actual return	1,000.00	1,110.19	7.45	1.40
Class C — assumed 5% return	1,000.00	1,018.15	7.12	1.40
Class F-1 — actual return	1,000.00	1,114.80	3.52	.66
Class F-1 — assumed 5% return	1,000.00	1,021.88	3.36	.66
Class F-2 — actual return	1,000.00	1,116.20	2.19	.41
Class F-2 — assumed 5% return	1,000.00	1,023.14	2.09	.41
Class 529-A — actual return	1,000.00	1,114.65	3.73	.70
Class 529-A — assumed 5% return	1,000.00	1,021.68	3.57	.70
Class 529-B — actual return	1,000.00	1,109.90	7.87	1.48
Class 529-B — assumed 5% return	1,000.00	1,017.74	7.53	1.48
Class 529-C — actual return	1,000.00	1,110.39	7.82	1.47
Class 529-C — assumed 5% return	1,000.00	1,017.80	7.48	1.47
Class 529-E — actual return	1,000.00	1,113.31	5.06	.95
Class 529-E — assumed 5% return	1,000.00	1,020.42	4.84	.95
Class 529-F-1 — actual return	1,000.00	1,115.51	2.51	.47
Class 529-F-1 — assumed 5% return	1,000.00	1,022.84	2.40	.47
Class R-1 — actual return	1,000.00	1,110.32	7.39	1.39
Class R-1 — assumed 5% return	1,000.00	1,018.20	7.07	1.39
Class R-2 — actual return	1,000.00	1,111.04	7.13	1.34
Class R-2 — assumed 5% return	1,000.00	1,018.45	6.82	1.34
Class R-3 — actual return	1,000.00	1,113.20	5.01	.94
Class R-3 — assumed 5% return	1,000.00	1,020.47	4.79	.94
Class R-4 — actual return	1,000.00	1,114.48	3.41	.64
Class R-4 — assumed 5% return	1,000.00	1,021.98	3.26	.64
Class R-5 — actual return	1,000.00	1,116.43	1.81	.34
Class R-5 — assumed 5% return	1,000.00	1,023.49	1.73	.34
Class R-6 — actual return	1,000.00	1,116.78	1.55	.29
Class R-6 — assumed 5% return	1,000.00	1,023.74	1.48	.29

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

American Balanced Fund	31

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through December 31, 2014. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement and were advised by their independent counsel. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objectives of providing conservation of capital, current income and long-term growth of capital and income. They compared the fund’s investment results with those of other relevant funds (including funds that form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes, over various periods through June 30, 2013. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee reviewed the fund’s investment results measured against various indexes, including the Lipper Balanced Funds Index, the S&P 500 Index, the Barclays U.S. Aggregate Index and a customized index comprised 60% of the S&P 500 Index and 40% of the Barclays U.S. Aggregate Index. They noted that the investment results of the fund generally exceeded those of these indexes for the lifetime, 20-year, 10-year, 5-year and shorter periods, except for the Lipper Balanced Funds Index and the S&P 500 Index where comparisons were mixed. They also noted that the volatility of the fund’s monthly returns for such periods was at or near that of the Lipper Balanced Funds Index and less than that of the S&P 500 Index. The board and the committee concluded that the fund’s investment results have been satisfactory and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses generally compared favorably to those of other similar funds included in the Lipper Balanced Funds category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational and regulatory differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

32	American Balanced Fund

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly-held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

American Balanced Fund	33

Board of trustees and other officers

“Independent” trustees1

Name and age	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
William H. Baribault, 68	2012	Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting)	69	None
Vanessa C. L. Chang, 61	2012	Director, EL & EL Investments (real estate)	7	Edison International; Transocean Ltd.
Linda Griego, 66	2012	President and CEO, Griego Enterprises, Inc. (business management company); President, Zapgo Entertainment LLC (television production company focused on programming for the Latino market)	4	AECOM Technology Corporation; CBS Corporation
Leonade D. Jones, 66	1993	Retired; former Treasurer, The Washington Post Company (1987–1996)	10	None
William D. Jones, 58	2008	Real estate developer/owner, President and CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in selected urban communities) and City Scene Management Company (provides commercial asset and property management services)	8	Sempra Energy
James J. Postl, 68	2007	Retired; former President and CEO, Pennzoil-Quaker State Company (automotive products and services) (1998–2002)	4	Pulte, Inc.
Margaret Spellings, 56	2012	President, George W. Bush Foundation; former President and CEO, Margaret Spellings & Company (public policy and strategic consulting); former President, U.S. Chamber Foundation and Senior Advisor to the President and CEO, U.S. Chamber of Commerce; former U.S. Secretary of Education, U.S. Department of Education	69	None
Isaac Stein, 67 Chairman of the Board (Independent and Non-Executive)	2004	President, Waverley Associates (private investment fund); Chairman Emeritus of the Board of Trustees, Stanford University	4	Alexza Pharmaceuticals, Inc.; Maxygen, Inc.

“Interested” trustee4,5

Name, age and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Gregory D. Johnson, 50 Vice Chairman of the Board and President	2003	Senior Vice President — Capital World Investors, Capital Research and Management Company	1	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

34	American Balanced Fund

Other officers5

Name, age and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Hilda L. Applbaum, 53 Senior Vice President	1999	Senior Vice President — Capital World Investors, Capital Research and Management Company
Jeffrey T. Lager, 45 Senior Vice President	2002	Senior Vice President — Capital World Investors, Capital Research and Management Company; Director, American Funds Service Company[6]
James R. Mulally, 61 Senior Vice President	2009	Senior Vice President — Capital Fixed Income Investors, Capital Research and Management Company
Paul F. Roye, 60 Senior Vice President	2007	Senior Vice President — Fund Business Management Group, Capital Research and Management Company; Chief Legal Officer, Capital Research and Management Company; Director, American Funds Service Company[6]
John H. Smet, 57 Senior Vice President	2000	Director, Capital Research and Management Company; Senior Vice President — Capital Fixed Income Investors, Capital Research and Management Company
Alan N. Berro, 53 Vice President	2010	Senior Vice President — Capital World Investors, Capital Research and Management Company
Donald H. Rolfe, 41 Vice President	2012	Chief Compliance Officer, Capital Research Company;[6] Chief Compliance Officer, Capital Research and Management Company; Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company
Patrick F. Quan, 55 Secretary	1986	Vice President — Fund Business Management Group, Capital Research and Management Company
Jeffrey P. Regal, 42 Treasurer	2011	Vice President — Fund Business Management Group, Capital Research and Management Company
Julie E. Lawton, 40 Assistant Secretary	2009	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 62 Assistant Treasurer	2011	Vice President — Fund Business Management Group, Capital Research and Management Company
Ari M. Vinocor, 39 Assistant Treasurer	2012	Vice President — Fund Business Management Group, Capital Research and Management Company

[1]	The term “independent” trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	“Interested persons” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the officers listed, except James R. Mulally, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

American Balanced Fund	35

Office of the fund

One Market

Steuart Tower, Suite 2000
San Francisco, CA 94105-1409

Investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, CA 90071-3106

Independent registered public accounting firm

Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete December 31, 2013, portfolio of American Balanced Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

American Balanced Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of American Balanced Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2014, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

36	American Balanced Fund

The American Funds Advantage

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 25 years of investment experience, including 20 years at our company, reflecting a career commitment to our long-term approach.1

The Capital SystemSM

Our investment process, The Capital System, combines individual accountability with teamwork. Each fund is divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record

Our equity funds have beaten their Lipper peer indexes in 90% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 58% of 10-year periods and 63% of 20-year periods.2 Our fund management fees have been among the lowest in the industry.3

[1]	Portfolio manager experience as of December 31, 2012.
[2]	Based on Class A share results for rolling periods through December 31, 2012. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date.
[3]	Based on management fees for the 20-year period ended December 31, 2012, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, One Market, Steuart Tower, Suite 2000, San Francisco, California 94105.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Vanessa C. L. Chang, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2012	$88,000
2013	$100,000

b) Audit-Related Fees:
2012	$17,000
2013	$25,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2012	$7,000
2013	None
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns including returns relating to the Registrant’s investments in non-U.S. jurisdictions.

d) All Other Fees:
2012	None
2013	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2012	$1,055,000
2013	$1,020,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2012	$34,000
2013	$10,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2012	$2,000
2013	$3,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,585,000 for fiscal year 2012 and $1,471,000 for fiscal year 2013. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

American Balanced Fund® Investment portfolio December 31, 2013

Common stocks 73.77%
		Value
Financials 14.08%	Shares	(000)

Wells Fargo & Co.	42,215,000	$ 1,916,561
American Express Co.	16,224,000	1,472,004
Berkshire Hathaway Inc., Class A1	6,500	1,156,350
Goldman Sachs Group, Inc.	4,196,700	743,907
JPMorgan Chase & Co.	11,921,000	697,140
ACE Ltd.	5,650,000	584,945
Citigroup Inc.	9,500,000	495,045
Weyerhaeuser Co.[1]	12,815,242	404,577
Moody’s Corp.	4,400,000	345,268
SunTrust Banks, Inc.	9,000,000	331,290
BlackRock, Inc.	1,000,000	316,470
American Tower Corp.	3,350,000	267,397
U.S. Bancorp	6,590,000	266,236
Arch Capital Group Ltd.[1]	3,890,000	232,194
Capital One Financial Corp.	2,110,000	161,647
Chubb Corp.	1,500,000	144,945
Bank of America Corp.	8,000,000	124,560
Allstate Corp.	2,250,000	122,715
Progressive Corp.	3,130,000	85,355
T. Rowe Price Group, Inc.	720,000	60,314
HDFC Bank Ltd. (ADR)	1,500,000	51,660
		9,980,580
Consumer discretionary 11.75%

Amazon.com, Inc.[1]	5,668,000	2,260,342
Home Depot, Inc.	25,580,000	2,106,257
Comcast Corp., Class A	20,310,000	1,055,409
Walt Disney Co.	8,000,000	611,200
VF Corp.	7,000,000	436,380
Time Warner Inc.	5,000,000	348,600
General Motors Co.[1]	7,500,000	306,525
DIRECTV[1]	3,070,000	212,106
NIKE, Inc., Class B	2,554,442	200,881
Starbucks Corp.	2,500,000	195,975
Las Vegas Sands Corp.	2,382,623	187,917
Macy’s, Inc.	3,500,000	186,900
Johnson Controls, Inc.	2,445,000	125,429
CBS Corp., Class B	1,475,000	94,017
		8,327,938
Industrials 11.21%

Boeing Co.	14,025,000	1,914,272
Union Pacific Corp.	5,795,000	973,560
Lockheed Martin Corp.	6,392,037	950,240
Common stocks
		Value
Industrials (continued)	Shares	(000)

General Electric Co.	29,600,000	$ 829,688
Parker-Hannifin Corp.	4,100,000	527,424
Deere & Co.	5,640,000	515,101
Caterpillar Inc.	5,300,000	481,293
Cummins Inc.	3,077,200	433,793
United Technologies Corp.	3,680,000	418,784
Honeywell International Inc.	2,100,000	191,877
Canadian Pacific Railway Ltd.	1,200,000	181,483
General Dynamics Corp.	1,865,000	178,201
Northrop Grumman Corp.	1,250,000	143,263
Emerson Electric Co.	1,495,000	104,919
Rockwell Collins, Inc.	1,400,000	103,488
		7,947,386
Information technology 8.58%

Microsoft Corp.	52,450,000	1,963,203
Texas Instruments Inc.	25,365,000	1,113,777
ASML Holding NV (New York registered)	3,812,080	357,192
ASML Holding NV	1,470,405	137,634
Google Inc., Class A1	415,000	465,095
TE Connectivity Ltd.	6,905,000	380,535
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	21,800,000	380,192
Analog Devices, Inc.	4,415,256	224,869
Maxim Integrated Products, Inc.	7,920,000	221,047
VeriSign, Inc.[1]	3,600,000	215,208
Avago Technologies Ltd.	3,474,000	183,740
Cisco Systems, Inc.	6,500,000	145,925
salesforce.com, inc.[1]	2,390,000	131,904
Paychex, Inc.	2,477,000	112,778
Rackspace Hosting, Inc.[1]	1,280,000	50,086
		6,083,185
Health care 7.62%

Merck & Co., Inc.	25,730,000	1,287,786
Bristol-Myers Squibb Co.	17,240,000	916,306
UnitedHealth Group Inc.	9,295,000	699,913
Pfizer Inc.	22,320,000	683,662
Gilead Sciences, Inc.[1]	7,440,000	559,116
Johnson & Johnson	5,200,000	476,268
Baxter International Inc.	3,345,000	232,645
Roche Holding AG	800,000	223,485
Quest Diagnostics Inc.	3,250,000	174,005
Express Scripts Holding Co.[1]	1,515,000	106,414
Teva Pharmaceutical Industries Ltd. (ADR)	1,100,000	44,088
		5,403,688
Consumer staples 7.03%

Philip Morris International Inc.	13,200,000	1,150,116
Procter & Gamble Co.	10,130,000	824,683
PepsiCo, Inc.	9,693,800	804,004
Nestlé SA	8,880,000	650,035
Nestlé SA (ADR)	1,000,000	73,590
Costco Wholesale Corp.	5,677,326	675,658
Kimberly-Clark Corp.	2,795,000	291,966
Common stocks
		Value
Consumer staples (continued)	Shares	(000)

Wal-Mart Stores, Inc.	2,100,000	$ 165,249
Unilever NV (New York registered)	3,635,000	146,236
Coca-Cola Co.	2,580,000	106,580
Colgate-Palmolive Co.	1,400,000	91,294
		4,979,411
Energy 5.72%

Royal Dutch Shell PLC, Class B (ADR)	9,158,000	687,857
Chevron Corp.	4,817,000	601,692
Enbridge Inc.	10,222,600	446,523
Kinder Morgan, Inc.	11,070,000	398,520
Occidental Petroleum Corp.	3,000,000	285,300
ConocoPhillips	4,000,000	282,600
Transocean Ltd.	5,700,000	281,694
Concho Resources Inc.[1]	2,180,000	235,440
Southwestern Energy Co.[1]	4,395,000	172,855
Baker Hughes Inc.	3,000,000	165,780
CONSOL Energy Inc.	4,000,000	152,160
Technip SA	1,000,000	96,106
Suncor Energy Inc.	2,000,000	70,115
Petróleo Brasileiro SA — Petrobras, ordinary nominative (ADR)	5,000,000	68,900
TOTAL SA (ADR)	800,000	49,016
Cabot Oil & Gas Corp.	1,093,100	42,369
Cimarex Energy Co.	178,209	18,696
		4,055,623
Materials 3.09%

Dow Chemical Co.	12,980,000	576,312
E.I. du Pont de Nemours and Co.	6,750,000	438,547
Mosaic Co.	6,600,000	311,982
Nucor Corp.	4,500,000	240,210
Monsanto Co.	1,700,000	198,135
Potash Corp. of Saskatchewan Inc.	5,500,000	181,280
Steel Dynamics, Inc.	5,179,668	101,211
Alcoa Inc.	8,500,000	90,355
Cliffs Natural Resources Inc.	1,993,000	52,237
		2,190,269
Utilities 0.91%

PG&E Corp.	6,810,000	274,307
Duke Energy Corp.	1,693,333	116,857
FirstEnergy Corp.	2,796,100	92,215
Exelon Corp.	3,250,000	89,018
Edison International	1,500,000	69,450
		641,847
Telecommunication services 0.44%

AT&T Inc.	5,420,000	190,567
Verizon Communications Inc.	2,500,000	122,850
		313,417
Miscellaneous 3.34%

Other common stocks in initial period of acquisition		2,369,792
Total common stocks (cost: $31,404,220,000)		52,293,136
Preferred stocks 0.03%
		Value
Miscellaneous 0.03%		(000)

Other preferred stocks in initial period of acquisition		$19,799
Total preferred stocks (cost: $21,000,000)		19,799
Bonds, notes & other debt instruments 23.03%
Corporate bonds & notes 8.54%	Principal amount
Financials 2.75%	(000)

Goldman Sachs Group, Inc. 3.625% 2016	$46,650	48,980
Goldman Sachs Group, Inc. 2.90% 2018	53,750	54,731
Goldman Sachs Group, Inc. 5.25% 2021	20,000	21,903
Goldman Sachs Group, Inc. 5.75% 2022	20,000	22,520
Goldman Sachs Group, Inc. 3.625% 2023	20,000	19,374
Wells Fargo & Co. 1.25% 2016	47,000	47,375
Wells Fargo & Co. 3.676% 2016	19,000	20,241
Wells Fargo & Co. 2.15% 2019	2,500	2,494
Wells Fargo & Co. 4.60% 2021	25,000	27,413
Ford Motor Credit Co. 1.70% 2016	17,000	17,203
Ford Motor Credit Co. 2.50% 2016	13,000	13,343
Ford Motor Credit Co. 1.50% 2017	8,500	8,502
Ford Motor Credit Co. 2.375% 2018	38,250	38,651
Ford Motor Credit Co. 4.375% 2023	18,000	18,103
Bank of America Corp., Series L, 3.625% 2016	13,820	14,546
Bank of America Corp. 3.75% 2016	21,955	23,353
Bank of America Corp. 5.75% 2017	13,650	15,543
Bank of America Corp. 5.625% 2020	15,500	17,716
Bank of America Corp. 5.00% 2021	7,750	8,471
Bank of America Corp. 3.30% 2023	8,000	7,573
Bank of America Corp. 4.10% 2023	5,000	5,023
Westfield Group 5.75% 2015[2]	16,250	17,535
Westfield Group 5.70% 2016[2]	23,430	26,172
Westfield Group 7.125% 2018[2]	15,750	18,710
Westfield Group 4.625% 2021[2]	25,000	26,391
Prologis, Inc. 5.625% 2015	10,425	11,090
Prologis, Inc. 3.35% 2021	11,800	11,462
Prologis, Inc. 4.25% 2023	57,745	57,064
Citigroup Inc. 4.587% 2015	20,950	22,398
Citigroup Inc. 3.953% 2016	13,050	13,891
Citigroup Inc. 2.50% 2018	15,000	15,085
Citigroup Inc. 8.50% 2019	8,416	10,792
Citigroup Inc. 3.875% 2023	17,000	16,718
JPMorgan Chase & Co. 3.45% 2016	15,000	15,740
JPMorgan Chase & Co. 1.625% 2018	34,500	33,801
JPMorgan Chase & Co. 3.25% 2022	12,000	11,504
JPMorgan Chase & Co. 3.20% 2023	13,000	12,329
Berkshire Hathaway Inc. 2.20% 2016	23,000	23,770
Berkshire Hathaway Inc. 2.00% 2018	16,340	16,359
Berkshire Hathaway Inc. 2.90% 2020	21,500	21,339
Hospitality Properties Trust 6.30% 2016	12,631	13,641
Hospitality Properties Trust 6.70% 2018	23,400	26,263
Hospitality Properties Trust 5.00% 2022	4,350	4,422
Hospitality Properties Trust 4.50% 2023	16,130	15,585
Morgan Stanley, Series F, 2.875% 2014	18,000	18,024
Morgan Stanley 1.75% 2016	25,000	25,348
Bonds, notes & other debt instruments
	Principal amount	Value
Corporate bonds & notes — Financials (continued)	(000)	(000)

Morgan Stanley 3.80% 2016	$ 8,700	$ 9,208
Morgan Stanley 3.75% 2023	5,000	4,867
American International Group, Inc. 4.875% 2016	6,000	6,594
American International Group, Inc. 3.375% 2020	28,000	28,172
American International Group, Inc. 4.125% 2024	21,250	21,135
BNP Paribas 3.60% 2016	19,000	20,013
BNP Paribas 2.40% 2018	20,000	20,054
BNP Paribas 5.00% 2021	12,750	13,990
Corporate Office Properties Trust 3.60% 2023	12,100	10,971
Corporate Office Properties LP 5.25% 2024	40,500	41,151
Kimco Realty Corp., Series C, 4.82% 2014	13,000	13,223
Kimco Realty Corp., Series C, 5.783% 2016	14,000	15,343
Kimco Realty Corp. 5.70% 2017	6,180	6,908
Kimco Realty Corp. 3.125% 2023	15,705	14,287
CNA Financial Corp. 5.85% 2014	25,000	26,191
CNA Financial Corp. 6.50% 2016	16,000	18,004
ERP Operating LP 5.375% 2016	25,000	27,579
ERP Operating LP 4.75% 2020	12,000	12,941
Barclays Bank PLC 2.375% 2014	20,000	20,011
Barclays Bank PLC 5.125% 2020	18,000	19,964
Developers Diversified Realty Corp. 7.875% 2020	6,365	7,865
DDR Corp. 3.50% 2021	29,000	28,237
Rabobank Nederland/FI 4.625% 2023	35,495	35,757
ACE INA Holdings Inc. 5.875% 2014	20,000	20,492
ACE INA Holdings Inc. 2.60% 2015	12,665	13,109
Intercontinentalexchange, Inc. 2.50% 2018	26,000	26,207
Intercontinentalexchange, Inc. 4.00% 2023	6,000	6,038
AvalonBay Communities, Inc. 3.625% 2020	19,000	19,213
AvalonBay Communities, Inc. 2.85% 2023	12,550	11,311
Monumental Global Funding III 0.444% 2014[2,3]	29,000	29,003
Bank of New York Mellon Corp., Series G, 2.50% 2016	17,000	17,546
Bank of New York Mellon Corp. 2.10% 2019	5,000	4,959
Bank of New York Mellon Corp. 3.95% 2025	5,000	4,952
American Express Co. 6.15% 2017	22,800	26,316
American Tower Corp. 4.625% 2015	10,000	10,463
American Tower Corp. 3.40% 2019	13,550	13,803
CME Group Inc. 5.30% 2043	21,600	22,610
Simon Property Group, LP 6.75% 2014	8,495	8,555
Simon Property Group, LP 1.50% 2018[2]	13,825	13,437
Prudential Financial, Inc. 2.30% 2018	7,595	7,554
Prudential Holdings, LLC, Series C, 8.695% 2023[2,4]	11,007	14,027
Boston Properties, Inc. 3.70% 2018	20,000	21,110
Bank of Nova Scotia 2.55% 2017	20,000	20,750
US Bancorp., Series T, 1.65% 2017	19,500	19,549
UBS AG 2.25% 2014	18,500	18,524
ANZ National (International) Ltd. 3.125% 2015[2]	16,500	17,108
Discover Financial Services 4.20% 2023	16,955	16,729
BB&T Corp., Series C, 1.60% 2017	16,750	16,608
MetLife Global Funding I 2.50% 2015[2]	16,000	16,486
QBE Insurance Group Ltd. 2.40% 2018[2]	17,000	16,341
HCP, Inc. 5.375% 2021	15,000	16,333
Toyota Motor Credit Corp. 0.875% 2015	16,000	16,104
Westpac Banking Corp. 3.00% 2015	15,300	15,964
New York Life Global Funding 2.10% 2019[2]	15,000	14,843
Bonds, notes & other debt instruments
	Principal amount	Value
Corporate bonds & notes — Financials (continued)	(000)	(000)

Sumitomo Mitsui Banking Corp. 2.50% 2018	$12,475	$ 12,538
Toronto-Dominion Bank 2.375% 2016	12,000	12,466
Santander Issuances, SA Unipersonal 6.50% 2019[2,3]	11,500	11,764
Liberty Mutual Group Inc. 4.25% 2023[2]	10,500	10,142
Nationwide Mutual Insurance Co. 5.81% 2024[2,3]	8,150	8,282
Lloyds Banking Group PLC 2.30% 2018	7,430	7,415
AXA SA, Series B, junior subordinated 6.379% (undated)[2,3]	6,680	6,563
PNC Financial Services Group, Inc. 2.854% 2022	5,975	5,551
Genworth Holdings, Inc. 4.90% 2023	5,000	4,999
BPCE SA group 2.50% 2018	4,925	4,902
Regions Financial Corp. 7.75% 2014	3,664	3,867
Brandywine Operating Partnership, LP 3.95% 2023	1,639	1,537
Leucadia National Corp. 5.50% 2023	1,110	1,110
Unum Group 5.625% 2020	345	378
		1,948,514
Consumer staples 1.13%

Altria Group, Inc. 9.25% 2019	5,067	6,679
Altria Group, Inc. 2.95% 2023	12,000	10,902
Altria Group, Inc. 4.00% 2024	7,400	7,235
Altria Group, Inc. 9.95% 2038	13,500	20,597
Altria Group, Inc. 4.25% 2042	20,000	17,072
Altria Group, Inc. 4.50% 2043	30,000	26,514
Altria Group, Inc. 5.375% 2044	23,500	23,603
Anheuser-Busch InBev NV 3.625% 2015	33,000	34,335
Anheuser-Busch InBev NV 4.125% 2015	16,500	17,125
Anheuser-Busch InBev NV 1.375% 2017	16,000	15,974
Anheuser-Busch InBev NV 7.75% 2019	20,000	24,988
SABMiller Holdings Inc. 2.45% 2017[2]	20,245	20,739
SABMiller Holdings Inc. 2.20% 2018[2]	26,700	26,674
SABMiller Holdings Inc. 3.75% 2022[2]	7,900	7,932
SABMiller Holdings Inc. 4.95% 2042[2]	16,430	16,323
Kraft Foods Inc. 2.25% 2017	12,725	12,891
Kraft Foods Inc. 5.375% 2020	10,472	11,817
Kraft Foods Inc. 3.50% 2022	23,285	22,701
Kraft Foods Inc. 6.50% 2040	20,000	23,329
Coca-Cola Co. 1.50% 2015	18,970	19,337
Coca-Cola Co. 1.80% 2016	17,500	18,008
Coca-Cola Co. 3.20% 2023	28,650	27,566
PepsiCo, Inc. 3.10% 2015	17,000	17,471
PepsiCo, Inc. 2.50% 2016	15,000	15,571
PepsiCo, Inc. 7.90% 2018	15,000	18,760
Pernod Ricard SA 2.95% 2017[2]	35,500	36,676
Pernod Ricard SA 4.45% 2022[2]	9,600	9,714
Philip Morris International Inc. 1.875% 2019	5,605	5,481
Philip Morris International Inc. 2.625% 2023	16,000	14,495
Philip Morris International Inc. 3.60% 2023	21,090	20,422
CVS Caremark Corp. 2.25% 2018	12,000	12,004
CVS Caremark Corp. 4.00% 2023	13,300	13,277
CVS Caremark Corp. 5.30% 2043	12,765	13,204
Wal-Mart Stores, Inc. 2.875% 2015	11,700	12,071
Wal-Mart Stores, Inc. 2.80% 2016	25,000	26,197
Reynolds American Inc. 3.25% 2022	11,420	10,529
Reynolds American Inc. 4.85% 2023	18,835	19,450
Bonds, notes & other debt instruments
	Principal amount	Value
Corporate bonds & notes — Consumer staples (continued)	(000)	(000)

Reynolds American Inc. 6.15% 2043	$ 5,350	$ 5,778
British American Tobacco International Finance PLC 2.125% 2017[2]	16,000	16,187
British American Tobacco International Finance PLC 9.50% 2018[2]	11,955	15,752
Imperial Tobacco Finance PLC 2.05% 2018[2]	16,000	15,829
Imperial Tobacco Finance PLC 3.50% 2023[2]	17,000	15,860
WM. Wrigley Jr. Co 2.40% 2018[2]	300	298
WM. Wrigley Jr. Co 3.375% 2020[2]	30,670	30,328
Kraft Foods Inc. 6.75% 2014	16,180	16,306
Procter & Gamble Co. 1.45% 2016	13,460	13,664
ConAgra Foods, Inc. 1.90% 2018	4,220	4,145
ConAgra Foods, Inc. 3.20% 2023	6,800	6,315
		798,125
Energy 1.04%

StatoilHydro ASA 2.90% 2014	13,285	13,555
StatoilHydro ASA 1.80% 2016	16,000	16,367
Statoil ASA 3.125% 2017	16,500	17,328
StatoilHydro ASA 2.65% 2024	7,000	6,316
Statoil ASA 3.70% 2024	23,200	23,042
Statoil ASA 4.25% 2041	6,000	5,501
Kinder Morgan Energy Partners, LP 6.00% 2017	24,610	27,603
Kinder Morgan Energy Partners, LP 2.65% 2019	20,000	19,791
Kinder Morgan Energy Partners, LP 4.15% 2022	12,855	12,765
Kinder Morgan Energy Partners, LP 3.45% 2023	4,000	3,717
Kinder Morgan Energy Partners, LP 3.50% 2023	6,500	5,970
Total Capital SA 3.00% 2015	17,000	17,615
Total Capital Canada Ltd. 1.45% 2018	10,940	10,821
Total Capital International 2.125% 2018	14,500	14,565
Total Capital International 3.70% 2024	16,000	15,826
Enbridge Inc. 5.60% 2017	10,000	11,084
Enbridge Inc. 4.00% 2023	45,000	44,209
Enterprise Products Operating LLC 1.25% 2015	10,000	10,070
Enterprise Products Operating LLC 5.20% 2020	6,355	7,071
Enterprise Products Operating LLC 3.35% 2023	36,430	34,617
Enbridge Energy Partners, LP, Series B, 6.50% 2018	12,250	14,264
Enbridge Energy Partners, LP 4.20% 2021	300	302
Enbridge Energy Partners, LP, Series B, 7.50% 2038	12,250	14,366
Enbridge Energy Partners, LP 5.50% 2040	15,000	14,503
Devon Energy Corp. 1.875% 2017	9,315	9,387
Devon Energy Corp. 2.25% 2018	11,855	11,738
Devon Energy Corp. 3.25% 2022	22,500	21,462
Shell International Finance BV 1.125% 2017	21,000	20,720
Shell International Finance BV 2.00% 2018	17,715	17,737
TransCanada PipeLines Ltd. 0.875% 2015	13,000	13,042
TransCanada PipeLines Ltd. 5.00% 2043	22,000	21,685
Spectra Energy Partners, LP 4.75% 2024	27,000	27,534
Spectra Energy Partners, LP 5.95% 2043	2,000	2,138
Cenovus Energy Inc. 3.00% 2022	7,395	6,937
Cenovus Energy Inc. 3.80% 2023	23,000	22,430
Anadarko Petroleum Corp. 5.95% 2016	20,500	22,851
Anadarko Petroleum Corp. 6.45% 2036	3,700	4,156
Williams Partners L.P. 4.125% 2020	13,500	13,844
Williams Partners L.P. 4.50% 2023	12,400	12,320
BG Energy Capital PLC 2.50% 2015[2]	7,200	7,434
Bonds, notes & other debt instruments
	Principal amount	Value
Corporate bonds & notes — Energy (continued)	(000)	(000)

BG Energy Capital PLC 2.875% 2016[2]	$12,325	$ 12,874
Halliburton Co. 2.00% 2018	20,000	19,859
Petróleos Mexicanos 3.50% 2018	18,000	18,517
Transocean Inc. 6.375% 2021	13,050	14,669
Transocean Inc. 3.80% 2022	4,000	3,793
Marathon Oil Corp. 0.90% 2015	16,000	16,021
ConocoPhillips 1.05% 2017	16,000	15,621
Canadian Natural Resources Ltd. 5.70% 2017	11,925	13,407
Chevron Corp. 3.191% 2023	12,000	11,524
Schlumberger Investment SA 3.65% 2023	9,395	9,317
Diamond Offshore Drilling, Inc. 4.875% 2043	3,400	3,338
		735,623
Industrials 0.78%

General Electric Capital Corp. 0.873% 2014[3]	50,000	50,083
General Electric Co. 0.85% 2015	19,500	19,600
General Electric Capital Corp. 1.00% 2015	13,700	13,816
General Electric Capital Corp., Series A, 2.25% 2015	21,500	22,168
General Electric Capital Corp. 2.95% 2016	9,305	9,747
General Electric Capital Corp. 2.30% 2017	26,100	26,839
General Electric Corp. 5.25% 2017	16,000	18,120
General Electric Capital Corp., Series A, 6.00% 2019	15,000	17,611
General Electric Co. 2.70% 2022	16,000	14,981
General Electric Capital Corp. 3.10% 2023	18,000	17,084
General Electric Co. 4.125% 2042	11,000	10,165
United Technologies Corp. 1.80% 2017	8,435	8,569
United Technologies Corp. 3.10% 2022	30,000	29,343
United Technologies Corp. 4.50% 2042	35,460	34,443
Burlington Northern Santa Fe LLC 7.00% 2014	31,850	32,010
Burlington Northern Santa Fe LLC 4.10% 2021	7,000	7,193
Burlington Northern Santa Fe LLC 3.00% 2023	21,300	19,843
Burlington Northern Santa Fe LLC 3.85% 2023	6,000	5,904
Union Pacific Corp. 5.70% 2018	13,150	15,146
Union Pacific Corp. 3.646% 2024[2]	18,800	18,172
Continental Airlines, Inc., Series 1997-1, Class A, 7.461% 2016[4]	1,581	1,634
Continental Airlines, Inc., Series 1998-1, Class A, 6.648% 2019[4]	5,035	5,366
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 2019[4]	3,370	3,616
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 2020[4]	6,264	6,857
Continental Airlines, Inc., Series 2001-1, Class A-1, 6.703% 2022[4]	6,425	7,052
Waste Management, Inc. 2.60% 2016	8,890	9,181
Waste Management, Inc. 2.90% 2022	15,000	13,901
American Airlines, Inc., Series 2013-2, Class A, 4.95% 2024[2,4]	21,817	22,962
Danaher Corp. 2.30% 2016	16,795	17,343
Atlas Copco AB 5.60% 2017[2]	14,000	15,666
Canadian National Railway Co. 4.95% 2014	6,000	6,009
Canadian National Railway Co. 1.45% 2016	8,900	8,969
Boeing Company 0.95% 2018	12,000	11,513
Volvo Treasury AB 5.95% 2015[2]	9,460	10,014
ERAC USA Finance Co. 2.80% 2018[2]	9,900	10,010
Norfolk Southern Corp. 5.75% 2016	7,615	8,323
CSX Corp. 6.25% 2015	5,990	6,404
		555,657
Bonds, notes & other debt instruments
Corporate bonds & notes (continued)	Principal amount	Value
Consumer discretionary 0.70%	(000)	(000)

Comcast Corp. 5.30% 2014	$15,000	$ 15,022
Comcast Corp. 6.30% 2017	16,750	19,517
Comcast Corp. 6.45% 2037	15,000	17,412
Comcast Corp. 6.95% 2037	21,000	25,820
Time Warner Inc. 5.875% 2016	14,210	16,041
Time Warner Inc. 4.05% 2023	12,535	12,503
Time Warner Inc. 6.25% 2041	15,000	16,661
Time Warner Inc. 5.35% 2043	7,555	7,653
Thomson Reuters Corp. 6.50% 2018	20,815	24,147
Thomson Reuters Corp. 4.30% 2023	14,440	14,507
Thomson Reuters Corp. 5.65% 2043	10,570	10,764
DaimlerChrysler North America Holding Corp. 1.30% 2015[2]	16,000	16,100
DaimlerChrysler North America Holding Corp. 2.40% 2017[2]	25,000	25,400
Volkswagen International Finance NV 0.858% 2014[2,3]	17,000	17,019
Volkswagen International Finance NV 2.375% 2017[2]	20,000	20,558
Home Depot, Inc. 4.40% 2021	15,000	16,204
Home Depot, Inc. 5.95% 2041	15,000	17,420
Cox Communications, Inc. 5.45% 2014	4,956	5,180
Cox Communications, Inc. 2.95% 2023[2]	32,000	27,973
Time Warner Cable Inc. 6.75% 2018	28,590	32,079
Walt Disney Co. 0.875% 2014	15,500	15,574
Walt Disney Co. 1.10% 2017	14,255	14,054
News America Inc. 3.00% 2022	6,000	5,642
News America Inc. 5.40% 2043[2]	22,000	22,281
NBCUniversal Media, LLC 2.875% 2016	16,000	16,663
NBC Universal Enterprise, Inc. 5.25% (undated)[2]	475	473
Nordstrom, Inc. 6.75% 2014	10,000	10,258
Nordstrom, Inc. 4.00% 2021	6,245	6,479
Viacom Inc. 4.25% 2023	15,100	15,074
Dollar General Corp. 3.25% 2023	11,629	10,701
RCI Banque 3.50% 2018[2]	9,815	10,041
Macy’s Retail Holdings, Inc. 7.875% 2015[3]	4,699	5,180
Carnival Corp. 3.95% 2020	5,000	5,008
Starbucks Corp. 2.00% 2018	1,000	992
		496,400
Health care 0.61%

Cardinal Health, Inc. 4.00% 2015	37,100	38,842
Cardinal Health, Inc. 5.80% 2016	17,500	19,563
Cardinal Health, Inc. 4.625% 2020	14,500	15,655
Cardinal Health, Inc. 3.20% 2022	11,850	11,265
UnitedHealth Group Inc. 6.00% 2017	22,170	25,453
UnitedHealth Group Inc. 6.00% 2018	35,000	40,456
Medco Health Solutions, Inc. 2.75% 2015	10,095	10,425
Express Scripts Inc. 3.125% 2016	23,000	24,018
Express Scripts Inc. 3.90% 2022	3,645	3,650
Express Scripts Inc. 6.125% 2041	15,000	16,877
Thermo Fisher Scientific Inc. 1.30% 2017	15,000	14,945
Thermo Fisher Scientific Inc. 2.40% 2019	23,375	23,172
Thermo Fisher Scientific Inc. 4.15% 2024	5,000	4,954
Amgen Inc. 2.50% 2016	13,340	13,815
Amgen Inc. 5.375% 2043	25,000	25,674
AbbVie Inc. 1.75% 2017	16,000	15,981
Bonds, notes & other debt instruments
	Principal amount	Value
Corporate bonds & notes — Health care (continued)	(000)	(000)

AbbVie Inc. 2.90% 2022	$ 1,300	$ 1,215
AbbVie Inc. 4.40% 2042	22,200	20,710
Humana Inc. 3.15% 2022	20,000	18,521
GlaxoSmithKline Capital Inc. 1.50% 2017	17,500	17,515
Novartis Capital Corp. 2.90% 2015	16,000	16,539
Coventry Health Care, Inc. 6.30% 2014	11,955	12,377
Gilead Sciences, Inc. 3.05% 2016	11,425	12,071
Baxter International Inc. 3.20% 2023	11,000	10,513
DENTSPLY International Inc. 2.75% 2016	9,830	10,120
Roche Holdings, Inc. 7.00% 2039[2]	4,000	5,274
Catholic Health Initiatives, Series 2012, 1.60% 2017	2,000	1,939
		431,539
Telecommunication services 0.57%

Verizon Communications Inc. 3.00% 2016	34,000	35,473
Verizon Communications Inc. 5.15% 2023	63,250	67,934
Verizon Communications Inc. 6.25% 2037	20,000	22,168
Verizon Communications Inc. 6.55% 2043	72,815	85,209
Telefónica Emisiones, SAU 3.992% 2016	18,000	18,951
Telefónica Emisiones, SAU 3.192% 2018	16,000	16,304
Telefónica Emisiones, SAU 4.57% 2023	14,500	14,303
Telecom Italia Capital SA 6.999% 2018	4,992	5,554
Telecom Italia Capital SA 7.175% 2019	33,500	37,771
SBC Communications Inc. 5.10% 2014	15,000	15,481
AT&T Inc. 2.40% 2016	18,000	18,521
AT&T Inc. 4.30% 2042	2,500	2,121
Deutsche Telekom International Finance BV 4.875% 2014	15,500	15,831
Deutsche Telekom International Finance BV 9.25% 2032	9,719	14,401
Deutsche Telekom International Finance BV 4.875% 2042[2]	620	592
France Télécom 4.375% 2014	10,000	10,190
France Télécom 4.125% 2021	20,000	20,254
		401,058
Materials 0.42%

Xstrata Canada Financial Corp. 2.70% 2017[2,3]	10,000	10,118
Glencore Xstrata LLC 2.50% 2019[2]	21,000	20,347
Xstrata Canada Financial Corp. 4.95% 2021[2]	19,000	19,251
Glencore Xstrata LLC 4.125% 2023[2]	15,000	14,022
Rio Tinto Finance (USA) Ltd. 2.25% 2016	15,000	15,447
Rio Tinto Finance (USA) Ltd. 1.625% 2017	16,000	16,001
Rio Tinto Finance (USA) Ltd. 2.25% 2018	12,850	12,795
BHP Billiton Finance (USA) Ltd. 3.85% 2023	5,000	5,023
BHP Billiton Finance (USA) Ltd. 5.00% 2043	33,075	33,637
E.I. du Pont de Nemours and Co. 0.666% 2014[3]	25,000	25,028
Newcrest Finance Pty Ltd. 4.45% 2021[2]	15,125	12,585
Newcrest Finance Pty Ltd. 4.20% 2022[2]	13,735	10,978
Teck Resources Ltd. 4.75% 2022	10,055	10,154
Teck Resources Ltd. 5.40% 2043	12,405	11,318
Mosaic Co. 4.25% 2023	4,600	4,545
Mosaic Co. 5.625% 2043	12,905	13,095
Praxair, Inc. 1.05% 2017	16,000	15,554
Ecolab Inc. 3.00% 2016	12,365	12,963
Holcim Ltd. 5.15% 2023[2]	12,500	12,839
International Paper Co. 7.30% 2039	8,425	10,405
Bonds, notes & other debt instruments
	Principal amount	Value
Corporate bonds & notes — Materials (continued)	(000)	(000)

Cliffs Natural Resources Inc. 4.875% 2021	$ 9,310	$ 9,057
Rohm and Haas Co. 6.00% 2017	5,003	5,678
Packaging Corp. of America 4.50% 2023	610	612
		301,452
Utilities 0.39%

MidAmerican Energy Holdings Co., Series D, 5.00% 2014	18,000	18,094
PacifiCorp., First Mortgage Bonds, 5.65% 2018	2,465	2,833
MidAmerican Energy Holdings Co. 5.75% 2018	15,300	17,474
Sierra Pacific Power Co., General and Refunding Mortgage Notes, Series T, 3.375% 2023	14,000	13,523
MidAmerican Energy Holdings Co. 3.75% 2023[2]	7,700	7,512
MidAmerican Energy Holdings Co. 5.95% 2037	6,125	6,704
MidAmerican Energy Holdings Co. 5.15% 2043[2]	25,500	25,718
Pacific Gas and Electric Co. 3.25% 2023	4,100	3,891
Pacific Gas and Electric Co. 3.85% 2023	16,000	15,920
Pacific Gas and Electric Co. 5.125% 2043	13,150	13,583
E.ON International Finance BV 5.80% 2018[2]	24,450	28,004
CenterPoint Energy Resources Corp. 4.50% 2021	18,751	20,006
National Rural Utilities Cooperative Finance Corp. 10.375% 2018	8,450	11,434
National Rural Utilities Cooperative Finance Corp. 3.40% 2023	8,000	7,744
American Electric Power Co. 2.95% 2022	16,090	14,885
Ohio Power Co., Series G, 6.60% 2033	125	145
Ohio Power Co., Series H, 6.60% 2033	40	46
Electricité de France SA 6.95% 2039[2]	12,000	14,664
Virginia Electric and Power Co., Series B, 5.95% 2017	10,000	11,536
Iberdrola Finance Ireland 3.80% 2014[2]	11,000	11,223
Entergy Corp. 4.70% 2017	9,600	10,326
Niagara Mohawk Power 3.553% 2014[2]	10,000	10,218
Duke Energy Corp. 3.95% 2023	7,000	7,004
Tri-State Generation and Transmission Assn. Inc., Pass Through Trust, Series 2003-A, 6.04% 2018[2,4]	2,381	2,519
CMS Energy Corp. 8.75% 2019	850	1,076
CMS Energy Corp. 5.05% 2022	1,000	1,080
		277,162
Information technology 0.15%

International Business Machines Corp. 1.95% 2016	52,500	53,966
International Business Machines Corp. 2.00% 2016	17,000	17,456
International Business Machines Corp. 1.625% 2020	17,000	15,946
Oracle Corp. 2.375% 2019	17,500	17,668
Xerox Corp. 2.75% 2019	5,000	4,958
		109,994
Total corporate bonds & notes		6,055,524
U.S. Treasury bonds & notes 6.96%
U.S. Treasury 5.73%

U.S. Treasury 0.25% 2014	455,714	456,097
U.S. Treasury 0.75% 2014	435,715	437,009
U.S. Treasury 1.875% 2014	194,100	195,234
U.S. Treasury 1.875% 2014	25,000	25,072
U.S. Treasury 2.625% 2014	353,571	357,984
U.S. Treasury 2.625% 2014	150,000	152,182
U.S. Treasury 0.625% 2016	217,500	217,543
Bonds, notes & other debt instruments
	Principal amount	Value
U.S. Treasury bonds & notes — U.S. Treasury (continued)	(000)	(000)

U.S. Treasury 2.00% 2016	$135,000	$ 139,451
U.S. Treasury 4.50% 2016	58,500	63,564
U.S. Treasury 4.625% 2017	68,750	76,686
U.S. Treasury 2.625% 2018	45,500	47,740
U.S. Treasury 1.125% 2019	47,750	45,816
U.S. Treasury 1.625% 2022	439,250	395,909
U.S. Treasury 1.75% 2023	34,075	30,660
U.S. Treasury 2.50% 2023	390,600	374,425
U.S. Treasury 6.25% 2023	86,000	110,339
U.S. Treasury 6.375% 2027	149,500	198,122
U.S. Treasury 5.50% 2028	106,750	131,320
U.S. Treasury 5.25% 2029	15,000	18,016
U.S. Treasury 5.375% 2031	100,000	122,266
U.S. Treasury 4.50% 2036	104,882	116,352
U.S. Treasury 3.75% 2041	46,000	44,677
U.S. Treasury 3.125% 2043	278,250	237,294
U.S. Treasury 3.625% 2043	76,405	71,874
		4,065,632
U.S. Treasury inflation-protected securities[5] 1.23%

U.S. Treasury Inflation-Protected Security 1.875% 2015	108,071	113,981
U.S. Treasury Inflation-Protected Security 0.125% 2017	174,816	179,768
U.S. Treasury Inflation-Protected Security 0.125% 2018	78,812	80,400
U.S. Treasury Inflation-Protected Security 2.125% 2019	54,394	60,765
U.S. Treasury Inflation-Protected Security 0.375% 2023	234,450	225,964
U.S. Treasury Inflation-Protected Security 2.375% 2025	61,955	71,218
U.S. Treasury Inflation-Protected Security 0.75% 2042	51,823	41,648
U.S. Treasury Inflation-Protected Security 0.625% 2043	123,955	95,261
		869,005
Total U.S. Treasury bonds & notes		4,934,637
Mortgage-backed obligations[4] 5.99%

Fannie Mae 11.00% 2018	82	90
Fannie Mae 4.50% 2025	8,298	8,850
Fannie Mae 4.50% 2025	8,197	8,741
Fannie Mae, Series 2001-4, Class NA, 10.65% 2025[3]	29	32
Fannie Mae 2.50% 2026	8,349	8,307
Fannie Mae 2.50% 2027	39,780	39,518
Fannie Mae 2.50% 2027	37,672	37,424
Fannie Mae 2.50% 2027	2,684	2,661
Fannie Mae 2.50% 2027	2,396	2,375
Fannie Mae 2.50% 2027	2,198	2,178
Fannie Mae 2.50% 2027	1,324	1,312
Fannie Mae 2.50% 2027	1,079	1,070
Fannie Mae 2.50% 2027	1,068	1,058
Fannie Mae 3.00% 2027	56,912	58,249
Fannie Mae 3.00% 2027	48,184	49,317
Fannie Mae 3.00% 2027	26,096	26,710
Fannie Mae 2.50% 2028	120,812	119,743
Fannie Mae 2.50% 2028	81,611	80,897
Fannie Mae 2.50% 2028	32,579	32,294
Fannie Mae 2.50% 2028	29,476	29,215
Bonds, notes & other debt instruments
	Principal amount	Value
Mortgage-backed obligations[4] (continued)	(000)	(000)

Fannie Mae 2.50% 2028	$ 28,780	$ 28,591
Fannie Mae 2.50% 2028	19,124	18,955
Fannie Mae 2.50% 2028	13,214	13,097
Fannie Mae 2.50% 2028	9,478	9,394
Fannie Mae 2.50% 2028	6,987	6,941
Fannie Mae 2.50% 2028	3,022	3,000
Fannie Mae 2.50% 2028	2,969	2,947
Fannie Mae 2.50% 2028	2,886	2,865
Fannie Mae 2.50% 2028	2,871	2,845
Fannie Mae 2.50% 2028	1,987	1,970
Fannie Mae 2.50% 2028	1,211	1,202
Fannie Mae 2.50% 2028	962	955
Fannie Mae 2.50% 2028	530	526
Fannie Mae 3.00% 2028	101,778	104,166
Fannie Mae, Series 2001-20, Class D, 11.009% 2031[3]	21	22
Fannie Mae 5.50% 2033	5,951	6,553
Fannie Mae 5.50% 2033	5,248	5,781
Fannie Mae 5.50% 2033	612	673
Fannie Mae 4.50% 2034	22,134	23,580
Fannie Mae 5.00% 2035	2,397	2,621
Fannie Mae 5.50% 2035	2,583	2,847
Fannie Mae 5.50% 2035	1,398	1,540
Fannie Mae 6.50% 2035	4,739	5,350
Fannie Mae, Series 2006-43, Class JO, principal only, 0% 2036	2,531	2,323
Fannie Mae 5.50% 2036	575	633
Fannie Mae 5.50% 2036	507	557
Fannie Mae, Series 2006-49, Class PA, 6.00% 2036	4,735	5,226
Fannie Mae 6.00% 2036	1,681	1,860
Fannie Mae 2.233% 2037[3]	5,709	6,065
Fannie Mae 6.00% 2037	20,938	23,266
Fannie Mae 6.50% 2037	5,117	5,651
Fannie Mae 6.50% 2037	4,790	5,240
Fannie Mae 6.50% 2037	2,461	2,693
Fannie Mae 7.00% 2037	1,171	1,318
Fannie Mae 7.00% 2037	1,096	1,234
Fannie Mae 7.00% 2037	571	643
Fannie Mae 5.50% 2038	1,295	1,424
Fannie Mae 6.50% 2038	6,851	7,503
Fannie Mae 4.50% 2039	28,742	30,504
Fannie Mae 6.00% 2039	34,107	37,795
Fannie Mae 4.00% 2040	28,026	28,915
Fannie Mae 4.00% 2040	23,355	24,080
Fannie Mae 4.00% 2040	4,861	5,019
Fannie Mae 4.194% 2040[3]	2,815	2,983
Fannie Mae 4.395% 2040[3]	1,755	1,865
Fannie Mae 4.50% 2040	30,488	32,373
Fannie Mae 4.50% 2040	26,319	27,934
Fannie Mae 4.50% 2040	19,933	21,164
Fannie Mae 4.50% 2040	16,347	17,359
Fannie Mae 5.00% 2040	24,667	26,991
Fannie Mae 5.00% 2040	4,134	4,508
Fannie Mae 5.00% 2040	3,087	3,357
Fannie Mae 5.00% 2040	2,933	3,202
Fannie Mae 3.556% 2041[3]	17,225	17,906
Bonds, notes & other debt instruments
	Principal amount	Value
Mortgage-backed obligations[4] (continued)	(000)	(000)

Fannie Mae 4.00% 2041	$19,039	$19,648
Fannie Mae 4.00% 2041	16,181	16,697
Fannie Mae 4.00% 2041	14,660	15,128
Fannie Mae 4.00% 2041	14,444	14,902
Fannie Mae 4.00% 2041	9,222	9,503
Fannie Mae 4.00% 2041	8,428	8,702
Fannie Mae 4.00% 2041	4,936	5,097
Fannie Mae 4.00% 2041	4,075	4,208
Fannie Mae 4.00% 2041	2,809	2,901
Fannie Mae 4.50% 2041	44,783	47,541
Fannie Mae 4.50% 2041	12,011	12,750
Fannie Mae 4.50% 2041	11,692	12,419
Fannie Mae 4.50% 2041	9,186	9,754
Fannie Mae 5.00% 2041	5,359	5,857
Fannie Mae 5.00% 2041	4,847	5,296
Fannie Mae 5.00% 2041	4,514	4,932
Fannie Mae 5.00% 2041	3,369	3,682
Fannie Mae 5.00% 2041	3,177	3,474
Fannie Mae 5.00% 2041	2,969	3,247
Fannie Mae 5.00% 2041	2,309	2,525
Fannie Mae 5.00% 2041	1,895	2,072
Fannie Mae 5.00% 2041	961	1,044
Fannie Mae 5.00% 2041	882	964
Fannie Mae 5.00% 2041	814	889
Fannie Mae 5.00% 2041	419	458
Fannie Mae 5.00% 2041	392	428
Fannie Mae 5.00% 2041	377	413
Fannie Mae 5.00% 2041	254	278
Fannie Mae 5.00% 2041	160	175
Fannie Mae 5.00% 2041	117	127
Fannie Mae 5.00% 2041	73	80
Fannie Mae 5.00% 2041	41	44
Fannie Mae, Series 2001-T10, Class A-1, 7.00% 2041	331	386
Fannie Mae, Series 2001-50, Class BA, 7.00% 2041	258	291
Fannie Mae, Series 2002-W3, Class A-5, 7.50% 2041	430	504
Fannie Mae 3.50% 2042	26,832	26,691
Fannie Mae 3.50% 2042	7,520	7,487
Fannie Mae 4.00% 2042	42,381	43,754
Fannie Mae 4.00% 2042	34,220	35,312
Fannie Mae 4.00% 2042	31,578	32,585
Fannie Mae 4.00% 2042	19,424	20,046
Fannie Mae 4.00% 2042	18,394	18,951
Fannie Mae 4.00% 2042	13,828	14,277
Fannie Mae 4.00% 2042	11,898	12,275
Fannie Mae 4.00% 2042	11,826	12,215
Fannie Mae 4.00% 2042	11,308	11,670
Fannie Mae 4.00% 2042	5,915	6,098
Fannie Mae 4.00% 2042	3,244	3,346
Fannie Mae 4.00% 2042	3,137	3,234
Fannie Mae 5.00% 2042	666	725
Fannie Mae 5.00% 2042	515	559
Fannie Mae, Series 2002-W1, Class 2A, 6.68% 2042[3]	490	572
Fannie Mae 3.00% 2043	40,189	38,274
Fannie Mae 3.00% 2043	23,280	22,169
Bonds, notes & other debt instruments
	Principal amount	Value
Mortgage-backed obligations[4] (continued)	(000)	(000)

Fannie Mae 3.00% 2043	$ 11,877	$ 11,312
Fannie Mae 3.00% 2043	6,632	6,308
Fannie Mae 3.00% 2043	4,494	4,274
Fannie Mae 3.00% 2043	4,201	3,996
Fannie Mae 3.50% 2043	58,459	58,242
Fannie Mae 3.50% 2043	52,976	52,696
Fannie Mae 3.50% 2043	32,717	32,546
Fannie Mae 3.50% 2043	21,972	21,891
Fannie Mae 3.50% 2043	21,250	21,138
Fannie Mae 3.50% 2043	11,156	11,115
Fannie Mae 3.50% 2043	9,674	9,638
Fannie Mae 3.50% 2043	9,564	9,529
Fannie Mae 3.50% 2043	7,556	7,517
Fannie Mae 4.00% 2043	89,805	92,680
Fannie Mae 4.00% 2043	73,063	75,463
Fannie Mae 4.00% 2043	62,843	64,856
Fannie Mae 4.00% 2043	21,629	22,330
Fannie Mae 4.00% 2043	11,783	12,160
Fannie Mae 4.00% 2043	10,204	10,530
Fannie Mae 4.00% 2043	6,624	6,835
Fannie Mae 4.00% 2043	5,103	5,268
Fannie Mae 4.00% 2043	3,680	3,801
Fannie Mae 4.00% 2043	1,162	1,200
Fannie Mae 4.00% 2043	835	862
Fannie Mae 4.00% 2043	683	706
Fannie Mae 4.00% 2043	681	703
Fannie Mae 4.00% 2043	658	680
Fannie Mae 4.00% 2043	539	558
Fannie Mae 4.00% 2043	490	506
Fannie Mae 4.00% 2043	163	168
Fannie Mae 4.50% 2043	32,694	34,758
Fannie Mae 4.50% 2043	29,520	31,371
Fannie Mae 4.50% 2043	20,301	21,579
Fannie Mae 4.50% 2043	8,003	8,508
Fannie Mae 3.00% 2044	218,850	207,822
Fannie Mae 6.50% 2047	695	761
Fannie Mae 6.50% 2047	529	579
Fannie Mae 6.50% 2047	278	305
Fannie Mae 6.50% 2047	132	144
Fannie Mae 7.00% 2047	520	575
Fannie Mae 7.00% 2047	480	531
Fannie Mae 7.00% 2047	292	323
Fannie Mae 7.00% 2047	271	300
Fannie Mae 7.00% 2047	144	160
Fannie Mae 7.00% 2047	126	139
Fannie Mae 7.00% 2047	90	100
Fannie Mae 7.00% 2047	28	31
Government National Mortgage Assn. 10.00% 2021	187	205
Government National Mortgage Assn. 6.00% 2038	19,620	21,746
Government National Mortgage Assn. 6.50% 2038	9,573	10,739
Government National Mortgage Assn. 4.00% 2039	3,097	3,228
Government National Mortgage Assn. 4.00% 2039	3,075	3,205
Government National Mortgage Assn. 4.00% 2039	1,998	2,082
Government National Mortgage Assn. 4.00% 2040	19,131	20,048
Bonds, notes & other debt instruments
	Principal amount	Value
Mortgage-backed obligations[4] (continued)	(000)	(000)

Government National Mortgage Assn. 4.00% 2040	$ 15,888	$ 16,562
Government National Mortgage Assn. 4.00% 2040	5,264	5,488
Government National Mortgage Assn. 4.00% 2040	4,894	5,121
Government National Mortgage Assn. 4.00% 2040	4,751	4,977
Government National Mortgage Assn. 4.00% 2040	3,143	3,276
Government National Mortgage Assn. 4.00% 2040	2,072	2,160
Government National Mortgage Assn. 4.00% 2041	37,453	39,057
Government National Mortgage Assn. 4.00% 2041	4,944	5,153
Government National Mortgage Assn. 4.00% 2041	2,757	2,874
Government National Mortgage Assn. 4.00% 2041	679	708
Government National Mortgage Assn. 4.00% 2043	158,007	164,566
Government National Mortgage Assn. 4.00% 2043	32,928	34,327
Government National Mortgage Assn. 4.00% 2043	21,647	22,565
Government National Mortgage Assn. 4.50% 2043	69,270	74,184
Freddie Mac, Series 2013-DN2, Class M-1, 1.618% 2023[3]	9,097	9,143
Freddie Mac, Series 2013-DN1, Class M-1, 3.565% 2023[3]	11,273	11,622
Freddie Mac 4.50% 2023	108	114
Freddie Mac 5.00% 2023	6,071	6,491
Freddie Mac 5.00% 2023	4,273	4,568
Freddie Mac 5.00% 2023	2,385	2,549
Freddie Mac 5.00% 2023	1,193	1,277
Freddie Mac 5.00% 2023	1,094	1,169
Freddie Mac 5.00% 2023	963	1,030
Freddie Mac 5.00% 2024	8,240	8,910
Freddie Mac 6.00% 2026	3,168	3,472
Freddie Mac 6.00% 2026	2,474	2,712
Freddie Mac 6.00% 2026	2,062	2,260
Freddie Mac 4.50% 2027	616	663
Freddie Mac 6.50% 2027	1,410	1,559
Freddie Mac 6.50% 2027	413	457
Freddie Mac 6.50% 2027	385	426
Freddie Mac 6.50% 2028	804	890
Freddie Mac 4.50% 2029	582	624
Freddie Mac 4.50% 2031	658	709
Freddie Mac, Series T-041, Class 3-A, 6.611% 2032[3]	2,242	2,542
Freddie Mac, Series 3061, Class PN, 5.50% 2035	3,847	4,207
Freddie Mac, Series 3156, Class PO, principal only, 0% 2036	6,012	5,533
Freddie Mac, Series 3146, Class PO, principal only, 0% 2036	4,268	3,952
Freddie Mac, Series 3233, Class PA, 6.00% 2036	10,996	12,181
Freddie Mac, Series 3318, Class JT, 5.50% 2037	8,293	9,021
Freddie Mac, Series 3312, Class PA, 5.50% 2037	8,056	8,764
Freddie Mac, Series 3272, Class PA, 6.00% 2037	6,392	7,040
Freddie Mac 6.00% 2038	3,724	4,112
Freddie Mac 6.00% 2038	600	662
Freddie Mac 4.50% 2040	24,229	25,713
Freddie Mac 4.50% 2040	1,090	1,156
Freddie Mac 4.50% 2041	2,610	2,771
Freddie Mac 4.50% 2041	2,550	2,707
Freddie Mac 4.50% 2041	1,169	1,241
Freddie Mac 4.50% 2041	898	952
Freddie Mac 4.50% 2041	839	890
Freddie Mac 4.50% 2041	542	574
Freddie Mac 4.00% 2043	46,481	47,912
Freddie Mac 4.00% 2043	1,927	1,986
Bonds, notes & other debt instruments
	Principal amount	Value
Mortgage-backed obligations[4] (continued)	(000)	(000)

Freddie Mac 4.00% 2043	$ 1,341	$ 1,382
Freddie Mac 4.00% 2043	1,160	1,196
Freddie Mac 4.00% 2043	933	964
Freddie Mac 4.00% 2043	777	801
Freddie Mac 4.00% 2043	588	608
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CIBC12, Class A-3B, 5.289% 2037[3]	10,306	10,314
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, Class A-SB, 4.824% 2042	5,583	5,671
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB15, Class A-4, 5.81% 2043[3]	5,654	6,108
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A-4, 5.863% 2045[3]	16,835	18,406
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C4, Class A-2, 3.341% 2046[2]	15,005	15,662
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C3A, Class A-2, 3.673% 2046[2]	40,900	42,925
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class A-4, 5.706% 2049[3]	32,990	36,688
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-C1, Class A-4, 5.716% 2051	19,517	21,462
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LD12, Class A-1-A, 5.85% 2051[3]	8,470	9,521
Wachovia Bank Commercial Mortgage Trust, Series 2005-C16, Class A-PB, 4.692% 2041	5,198	5,214
Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A-5, 5.342% 2043	14,000	15,416
Wachovia Bank Commercial Mortgage Trust, Series 2006-C25, Class A1A, 5.719% 2043[3]	26,846	29,390
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A-5, 5.50% 2047	10,000	11,070
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class A-3, 5.733% 2049[3]	27,635	30,636
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A-M, 5.924% 2051[3]	17,000	18,814
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A-4, 5.82% 2038[3]	22,349	24,435
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A-4, 5.444% 2039	38,708	42,576
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A-1-A, 5.704% 2049	34,139	38,520
Banc of America Commercial Mortgage Inc., Series 2006-3, Class A-4, 5.889% 2044[3]	6,961	7,582
Banc of America Commercial Mortgage Inc., Series 2005-5, Class A-4, 5.115% 2045[3]	6,788	7,181
Banc of America Commercial Mortgage Inc., Series 2006-1, Class A1A, 5.378% 2045[3]	24,707	26,627
Banc of America Commercial Mortgage Inc., Series 2006-4, Class A-4, 5.634% 2046	2,000	2,171
Banc of America Commercial Mortgage Inc., Series 2007-2, Class A-M, 5.633% 2049[3]	4,100	4,563
Banc of America Commercial Mortgage Inc., Series 2007-3, Class A-4, 5.649% 2049[3]	13,569	15,013
Banc of America Commercial Mortgage Inc., Series 2008-1, Class A-4, 6.207% 2051[3]	30,000	34,270
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP8, Class A-4, 5.399% 2045	32,860	35,836
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9, Class A-3, 5.336% 2047	10,055	11,022
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9, Class A-M, 5.372% 2047	10,596	11,222
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A-3, 5.43% 2040	28,561	31,505
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class A-M, 6.114% 2040[3]	8,715	9,577
LB-UBS Commercial Mortgage Trust, Series 2007-C7, Class A-M, 6.164% 2045[3]	11,575	13,251
CS First Boston Mortgage Securities Corp., Series 2002-34, Class I-A-1, 7.50% 2032	837	891
CS First Boston Mortgage Securities Corp., Series 2002-30, Class I-A-1, 7.50% 2032	525	571
CS First Boston Mortgage Securities Corp., Series 2003-21, Class V-A-1, 6.50% 2033	709	763
CS First Boston Mortgage Securities Corp., Series 2003-29, Class V-A-1, 7.00% 2033	1,266	1,392
CS First Boston Mortgage Securities Corp., Series 2004-5, Class IV-A-1, 6.00% 2034	4,230	4,481
CS First Boston Mortgage Securities Corp., Series 2007-C3, Class A-1-A-1, 5.683% 2039[3]	8,414	9,207
CS First Boston Mortgage Securities Corp., Series 2007-C5, Class A4, 5.695% 2040[3]	18,360	20,311
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class A-4, 5.218% 2044[3]	9,250	9,814
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A-5, 5.617% 2048	23,965	26,176
Hilton USA Trust, Series 2013-HLF, AFX, 2.662% 2030[2]	31,252	30,997
Hilton USA Trust, Series 2013-HLF, BFX, 3.367% 2030[2]	4,000	3,998
LB-UBS Commercial Mortgage Trust, Series 2006-C3, Class A1A, 5.641% 2039[3]	8,203	8,895
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A-1-A, 5.387% 2040	23,192	25,634
Morgan Stanley Capital I Trust, Series 2007-IQ13, Class A-M, 5.406% 2044	4,500	4,900
Morgan Stanley Capital I Trust, Series 2007-IQ15, Class A-4, 5.91% 2049[3]	24,313	27,165
Aventura Mall Trust 3.743% 2032[2,3]	24,780	25,463
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW17, Class A-4, 5.694% 2050[3]	9,665	10,837
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW18, Class A-4, 5.70% 2050	6,250	7,035
Bonds, notes & other debt instruments
	Principal amount	Value
Mortgage-backed obligations[4] (continued)	(000)	(000)

Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW18, Class A-M, 6.084% 2050[3]	$ 6,425	$ 7,301
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1, 3.742% 2046[2]	13,652	14,329
DBUBS Mortgage Trust, Series 2011-LC1A, Class A3, 5.002% 2046[2]	9,500	10,496
Morgan Stanley Capital I Trust, Series 2006-IQ12, Class A1A, 5.319% 2043	22,695	24,817
Commercial Mortgage Trust, Series 2006-C8, Class A1A, 5.292% 2046	20,019	21,975
ML-CFC Commercial Mortgage Trust, Series 2006-2, Class A-1-A, 5.884% 2046[3]	9,726	10,688
ML-CFC Commercial Mortgage Trust, Series 2007-8, Class A-3, 5.894% 2049[3]	10,000	11,171
Bear Stearns Commercial Mortgage Securities Inc., Series 2005-PW10, Class AM, 5.449% 2040[3]	20,000	21,377
Commonwealth Bank of Australia 0.75% 2017[2]	13,000	13,013
Commonwealth Bank of Australia 1.875% 2018[2]	5,700	5,608
Bank of Montreal 2.85% 2015[2]	17,000	17,581
National Australia Bank 1.25% 2018[2]	13,450	13,138
National Australia Bank 2.00% 2019[2]	3,800	3,747
L.A. Arena Funding, LLC, Series 1, Class A, 7.656% 2026[2]	14,283	16,263
GE Commercial Mortgage Corp., Series 2005-C4, Class A-3A, 5.31% 2045[3]	14,389	14,431
GS Mortgage Securities Corp. II, Series 2006-GG8, Class A-4, 5.56% 2039	11,880	13,051
Wells Fargo Mortgage-backed Securities Trust, Series 2005-AR10, Class II-A-6, 2.616% 2035[3]	12,353	12,489
Westpac Banking Corp. 1.85% 2018[2]	7,000	6,879
Westpac Banking Corp. 1.375% 2019[2]	2,375	2,304
Commercial Mortgage Trust, Series 2013-LC13, Class A-5, 4.205% 2046	8,620	8,901
Merrill Lynch Mortgage Trust, Series 2007-C1, Class A-4, 5.858% 2050[3]	8,000	8,880
LB Commercial Mortgage Trust, Series 2007-C3, Class A-1-A, multifamily 5.839% 2044[3]	7,316	8,131
Citigroup Commercial Mortgage Trust, Series 2013-CG15, Class A-4, 4.371% 2046	6,637	6,929
Norddeutsche Landesbank 2.00% 2019[2]	5,400	5,338
CHL Mortgage Pass-Through Trust, Series 2003-56, Class 6-A-1, 2.686% 2033[3]	3,064	3,017
Northern Rock PLC 5.625% 2017[2]	2,025	2,297
Barclays Bank PLC 2.25% 2017[2]	2,225	2,296
Royal Bank of Canada 2.00% 2019	2,300	2,290
Sparebank 1 Boligkreditt AS 1.75% 2020[2]	2,400	2,280
American General Mortgage Loan Trust, Series 2010-1A, Class A-1, 5.15% 2058[2,3]	1,368	1,384
Connecticut Avenue Securities, Series 2013-C01, Class M-1, 2.165% 2023[2,3]	975	980
		4,248,545
Federal agency bonds & notes 1.18%

Freddie Mac 1.75% 2015	22,425	22,951
Freddie Mac 2.50% 2016	83,400	87,294
Freddie Mac 1.00% 2017	114,000	113,388
Freddie Mac 0.75% 2018	25,000	24,326
Freddie Mac, Series K711, Class A2, multifamily 1.73% 2019[4]	20,000	19,383
Freddie Mac, Series K712, Class A2, multifamily 1.869% 2019[4]	13,765	13,291
Freddie Mac, Series K710, Class A2, multifamily 1.883% 2019[4]	16,115	15,818
Freddie Mac, Series K709, Class A2, multifamily 2.086% 2019[4]	10,300	10,210
Freddie Mac, Series KGRP, Class A, multifamily 0.546% 2020[3,4]	9,200	9,217
Freddie Mac, Series KF02, Class A-3, multifamily 0.795% 2020[3,4]	4,167	4,174
Freddie Mac 1.375% 2020	27,000	25,325
Freddie Mac, Series KS01, Class A1, multifamily 1.693% 2022[4]	5,644	5,561
Freddie Mac, Series K019, Class A2, multifamily 2.272% 2022[4]	16,000	14,876
Freddie Mac, Series K023, Class A2, multifamily 2.307% 2022[4]	17,995	16,601
Freddie Mac, Series K021, Class A2, multifamily 2.396% 2022[4]	16,555	15,468
Freddie Mac, Series K025, Class A2, multifamily 2.682% 2022[4]	15,904	15,087
Freddie Mac, Series K030, Class A1, multifamily 2.779% 2022[4]	18,718	19,132
Freddie Mac, Series K035, Class A1, multifamily 2.615% 2023[4]	7,050	7,070
Freddie Mac, Series K027, Class A2, multifamily 2.637% 2023[4]	14,500	13,625
Freddie Mac, Series K034, Class A-1, multifamily 2.669% 2023[4]	17,450	17,563
Bonds, notes & other debt instruments
	Principal amount	Value
Federal agency bonds & notes (continued)	(000)	(000)

Freddie Mac, Series K028, Class A2, multifamily 3.111% 2023[4]	$19,600	$ 19,119
Freddie Mac, Series K034, Class A-2, multifamily 3.531% 2023[3,4]	5,975	5,979
Fannie Mae 0.50% 2016	70,500	70,516
Fannie Mae 1.875% 2018	61,960	62,281
Fannie Mae, Series 2012-M8, multifamily 1.52% 2019[4]	16,665	16,621
Fannie Mae, Series 2012-M17, Class A2, multifamily 2.184% 2022[4]	18,500	16,883
Fannie Mae, Series 2012-M14, Class A2, multifamily 2.301% 2022[3,4]	8,570	7,888
Fannie Mae, Series 2012-M9, Class A2, multifamily 2.482% 2022[4]	21,843	20,582
Fannie Mae, Series 2012-M5, Class A2, multifamily 2.715% 2022[4]	14,000	13,467
Fannie Mae, Series 2013-M14, Class A2, multifamily 3.329% 2023[3,4]	24,642	24,093
Fannie Mae 6.25% 2029	8,400	10,504
Federal Home Loan Bank 0.625% 2016	15,860	15,781
Federal Home Loan Bank 1.875% 2020	25,660	24,790
Federal Home Loan Bank 3.375% 2023	16,840	16,660
CoBank, ACB 0.843% 2022[2,3]	23,425	21,685
Tennessee Valley Authority, Series A, 3.875% 2021	5,000	5,277
Tennessee Valley Authority, Series B, 3.50% 2042	5,750	4,538
United States Agency for International Development, Jordan (Kingdom of) 2.503% 2020	5,800	5,681
United States Government-Guaranteed Certificates of Participation,
Overseas Private Investment Corp, 3.82% 2032[4]	4,285	4,266
United States Government-Guaranteed Certificates of Participation,
Overseas Private Investment Corp, 0% 2016	866	866
United States Government-Guaranteed Certificates of Participation,
Overseas Private Investment Corp, 3.49% 2029[4,6]	845	824
		838,661
Bonds & notes of governments & government agencies outside the U.S. 0.12%

Israeli Government 3.15% 2023	35,000	33,525
Polish Government 5.25% 2014	2,500	2,502
Polish Government 6.375% 2019	14,350	16,807
France Government Agency-Guaranteed, Société Finance 2.875% 2014[2]	10,460	10,649
Latvia (Republic of) 2.75% 2020	10,500	10,067
FMS Wertmanagement 1.625% 2018	5,000	4,931
Swedish Export Credit Corp. 2.875% 2023[2]	3,000	2,942
Europe Government Agency-Guaranteed, Dexia Credit Local 1.25% 2016[2]	2,300	2,299
		83,722
Asset-backed obligations[4] 0.11%

Aesop Funding LLC, Series 2013-2A, Class A, 2.97% 2020[2]	20,535	20,917
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2013-1A, Class A-1, 1.12% 2017[2]	16,000	15,977
Trade Maps Ltd., 2013-1-A-A, 0.87% 2018[2,3,6]	11,320	11,341
Trade Maps Ltd., 2013-1-A-B, 1.42% 2018[2,3,6]	2,220	2,232
Morgan Stanley ABS Capital I Inc., Series 2004-NC3, Class M-1, 0.96% 2034[3]	9,810	9,113
Utility Debt Securitization Auth., Series 2013-T, 2.042% 2021	3,510	3,478
Utility Debt Securitization Auth., Series 2013-T, 3.435% 2025	2,625	2,589
RAMP Trust, Series 2003-RZ4, Class A-7, 4.79% 2033[3]	1,129	1,190
RAMP Trust, Series 2003-RS11, Class A-I-7, 4.828% 2033	1,764	1,796
CWABS, Inc., Series 2004-BC1, Class M-1, 0.915% 2034[3]	2,803	2,659
Residential Asset Securities Corp. Trust, Series 2003-KS8, Class A-I-6, 4.83% 2033	1,471	1,526
Appalachian Consumer Rate Relief Funding LLC, Series 2013-1, Class A-2, 3.77% 2031	1,310	1,277
		74,095
Bonds, notes & other debt instruments
	Principal amount	Value
Municipals 0.05%	(000)	(000)

State of California, Los Angeles Community College District (County of Los Angeles),
General Obligation Build America Bonds, 2008 Election, Series 2010-E, 6.60% 2042	$ 15,000	$ 18,653
State of Washington, Energy Northwest, Columbia Generating Station Electric Revenue Bonds,
Series 2012-E, 2.197% 2019	14,500	14,184
		32,837
Miscellaneous 0.08%

Other bonds, notes & other debt instruments in initial period of acquisition		56,712
Total bonds, notes & other debt instruments (cost: $16,200,683,000)		16,324,733
Short-term securities 3.15%

Federal Home Loan Bank 0.055%–0.16% due 1/22–9/16/2014	715,662	715,441
Freddie Mac 0.065%–0.19% due 1/21–9/16/2014	623,900	623,612
Fannie Mae 0.10%–0.13% due 4/23–8/1/2014	155,000	154,942
U.S. Treasury Bills 0.095%–0.133% due 5/15–8/21/2014	127,500	127,450
Coca-Cola Co. 0.11%–0.14% due 1/23–4/21/2014[2]	116,800	116,785
General Electric Capital Corp. 0.05%–0.17% due 1/2–2/12/2014	112,500	112,494
ExxonMobil Corp. 0.08% due 1/22/2014	68,800	68,794
Jupiter Securitization Co., LLC 0.24% due 1/14/2014[2]	40,000	39,997
Chariot Funding, LLC 0.30% due 2/21/2014[2]	10,300	10,298
IBM Corp. 0.05% due 1/22/2014[2]	50,000	49,998
Walt Disney Co. 0.07% due 2/28/2014[2]	50,000	49,994
National Rural Utilities Cooperative Finance Corp. 0.10% due 1/31/2014	47,000	46,996
Abbott Laboratories 0.13% due 1/6/2014[2]	45,000	45,000
Pfizer Inc 0.11% due 3/10/2014[2]	31,000	30,996
Wells Fargo & Co. 0.22% due 6/17/2014	30,000	29,958
Paccar Financial Corp. 0.05% due 1/29/2014	15,000	14,999
Total short-term securities (cost: $2,237,621,000)		2,237,754
Total investment securities (cost: $49,863,524,000)		70,875,422
Other assets less liabilities		12,475
Net assets		$70,887,897

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

[1]	Security did not produce income during the last 12 months.
[2]	Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,570,045,000, which represented 2.21% of the net assets of the fund.
[3]	Coupon rate may change periodically.
[4]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[5]	Index-linked bond whose principal amount moves with a government price index.
[6]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $14,397,000, which represented .02% of the net assets of the fund.

Key to abbreviation

ADR = American Depositary Receipts

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

MFGEFPX-011-0214O-S37690

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Trustees of

American Balanced Fund:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of American Balanced Fund (the “Fund”) as of December 31, 2013, and for the year then ended and have issued our report thereon dated February 10, 2014, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR. Our audit also included the Fund’s investment portfolio (the “Schedule”) as of December 31, 2013, appearing in Item 6 of this Form N-CSR. This Schedule is the responsibility of the Fund’s management. Our responsibility is to express an opinion based on our audit. In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California

February 10, 2014

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN BALANCED FUND

By /s/ Gregory D. Johnson
Gregory D. Johnson, Vice Chairman, President and Principal Executive Officer

Date: February 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Gregory D. Johnson
Gregory D. Johnson, Vice Chairman, President and Principal Executive Officer

Date: February 28, 2014

By /s/ Jeffrey P. Regal
Jeffrey P. Regal, Treasurer and Principal Financial Officer

Date: February 28, 2014